Table of Contents
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
FARO Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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FARO TECHNOLOGIES, INC.
250 Technology Park
Lake Mary, Florida 32746

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2022

April 14, 2022
To our shareholders:
You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of FARO Technologies, Inc. (the “Company,” “FARO,” “we,” “us” or “our”) on May 26, 2022 at 9:00 a.m., Eastern Time. via a live webcast on the Internet at www.virtualshareholdermeeting.com/FARO2022. The Annual Meeting will again be held entirely online this year due to the ongoing public health impact of COVID-19. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/FARO2022, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to attend the Annual Meeting.
At the Annual Meeting, shareholders will vote on the following matters:
1.the election of three directors, Moonhie Chin, John Donofrio and Yuval Wasserman to the Board of Directors, each to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2025;
2.the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2022;
3.a non-binding resolution to approve the compensation of our named executive officers;
4.to approve the FARO Technologies, Inc. 2022 Equity Incentive Plan; and
5.any other business that may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.
Holders of record of FARO common stock at the close of business on March 25, 2022 are entitled to vote at the Annual Meeting.
FARO is pleased to be providing access to our proxy materials primarily by taking advantage of the Securities and Exchange Commission rule that allows issuers to furnish proxy materials to their shareholders over the Internet. On or about April 14, 2022, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the majority of our shareholders, and on or about the same date, we will mail a printed copy of the proxy statement and a proxy card to shareholders who have requested to receive them. On the mailing date of the Notice, all shareholders will have the ability to access all of the proxy materials, including the proxy statement, on a website referred to in the Notice and the proxy statement. We believe this method allows us to provide you with the information you need more expeditiously, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
Your vote is important, and it is important that your shares be represented at the Annual Meeting, no matter how many shares you own. Please promptly submit your proxy or voting instructions over the Internet or by telephone by following the instructions on the Notice and in the proxy statement so that your shares can be voted, regardless of whether you expect to attend the Annual Meeting online. If you received your proxy materials by mail, you may submit your proxy or voting instructions over the Internet or by telephone, or you may submit your proxy by marking, dating, signing and mailing the proxy card or voting instruction card using the postage paid envelope provided. If you attend the Annual Meeting online, you may withdraw your proxy and vote during the meeting electronically if you would like to do so.
Thank you for your continued support.
By Order of the Board of Directors,
Allen Muhich
Chief Financial Officer

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2022 Proxy Statement Summary

The following is a summary of certain key disclosures in this Proxy Statement. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement as well as our 2021 Annual Report on Form 10-K.

Annual Meeting of Shareholders

May 26, 2022, 9:00 a.m. Eastern Time	Record Date: March 25, 2022
www.virtualshareholdermeeting.com/FARO2022

Proposals to be Voted on and Board Voting Recommendations

Proposals	Recommendations

Elections of the following persons as directors:
• Moonhie Chin	FOR
• John Donofrio	FOR
• Yuval Wasserman	FOR
Ratification of Grant Thornton LLP as Auditors for 2022	FOR
Non-binding vote to approve the compensation of our named executive officers	FOR
Approval of the FARO Technologies, Inc. 2022 Equity Incentive Plan	FOR

FARO TECHNOLOGIES, INC.
250 Technology Park
Lake Mary, Florida 32746

PROXY STATEMENT FOR
2022 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of FARO Technologies, Inc. (“FARO,” the “Company,” “we,” “us” or “our”) for use at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”), to be held on May 26, 2022 at 9:00 a.m., Eastern Time, via a live webcast on the Internet at www.virtualshareholdermeeting.com/FARO2022. The Annual Meeting will be held entirely online this year due to the ongoing public health impact of COVID-19. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/FARO2022, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to attend the Annual Meeting.
In accordance with the e-proxy rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials primarily by furnishing the proxy materials to our shareholders on the Internet, rather than mailing paper copies of the materials to each shareholder. On or about April 14, 2022, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the majority of our shareholders, and on or about the same date, we will mail a printed copy of the Proxy Statement and a proxy card to shareholders who have requested to receive them. On the mailing date of the Notice, all shareholders will have the ability to access all of the proxy materials, including the Proxy Statement, on a website referred to in the Notice and this Proxy Statement. The Notice contains instructions on how to access and review the proxy materials, including the Proxy Statement and annual report to shareholders, over the Internet, how to request paper copies of the proxy materials and how shareholders can submit their proxies on the Internet. Brokerage firms and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice.
Internet distribution of the proxy materials is designed to expedite receipt by shareholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.
A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at our principal executive offices at 250 Technology Park, Lake Mary, Florida 32746 for a period of ten days prior to the Annual Meeting. If you wish to inspect the list of shareholders prior to the Annual Meeting, please contact Nancy Setteducati at (407) 333-9911 to schedule an appointment. In addition, the shareholder list will be available during the Annual Meeting through the meeting website for those shareholders who choose to attend.
This Proxy Statement and our 2021 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available to shareholders at: www.proxyvote.com. Our 2021 Annual Report is not to be considered a part of these proxy materials or as having been incorporated by reference into this Proxy Statement.

ABOUT THE MEETING
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will vote on the following matters:
1.the election of three directors, Moonhie Chin, John Donofrio and Yuval Wasserman, to the Board of Directors, each to serve for a three-year term expiring at the annual meeting of shareholders in 2025;
2.the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2022;
3.a non-binding resolution to approve the compensation of our named executive officers; and
4.the approval of the FARO Technologies, Inc. 2022 Equity Incentive Plan.
Shareholders will also transact any other business that may properly come before the Annual Meeting. Once the business of the Annual Meeting is concluded, shareholders will have an opportunity to ask questions as time permits. Members of our management and representatives of Grant Thornton LLP, our independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.
Why am I receiving these materials?
We have made these proxy materials available to you on the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting. This Proxy Statement describes matters we would like you to vote on at the Annual Meeting. It also provides you with information about these matters so that you can make an informed decision. The Annual Meeting is scheduled to be held on May 26, 2022, at 9:00 a.m., Eastern Time. These proxy materials were first sent or made available to shareholders on or about April 14, 2022.
What is included in these proxy materials?
These proxy materials include:
•The Notice of 2022 Annual Meeting of Shareholders;
•This Proxy Statement for the Annual Meeting; and
•Our 2021 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 16, 2022 (the “Annual Report”).
If you requested printed versions of the proxy materials by mail, we will also include the proxy card or voting instruction form for the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we are using the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, we are sending a Notice to the majority of our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy of the proxy materials may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce our cost associated with the physical printing and mailing of materials.
I share an address with another shareholder, and we received only one Notice or one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards if they received a printed set of the proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any shareholder at a shared address to which we delivered a single copy of any of these documents.

To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or separate copies of any future notice, proxy statement or annual report, or if you are receiving multiple copies of the Notice, Proxy Statement and/or Annual Report and would like to receive only one copy, shareholders may write or call us at the following:
FARO TECHNOLOGIES, INC.
Attn: Nancy Setteducati
250 Technology Park
Lake Mary, Florida 32746
1-800-736-0234
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to use the Internet to:
•View our proxy materials for the Annual Meeting; and
•Instruct us to send future proxy materials to you by e-mail.
Our proxy materials are also available at www.proxyvote.com. This website address is included for reference only. The information contained on, or accessible through, this website or our website is not incorporated by reference into this Proxy Statement.
Choosing to receive future proxy materials by e-mail will reduce the impact of our annual meetings on the environment and will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
What is a proxy?
A proxy is your legal designation of another person, also referred to as a “proxy,” to vote your shares of stock on your behalf. The written document providing notice of the Annual Meeting and describing the matters to be considered and voted on is called a “proxy statement.” The document used to designate a proxy to vote your shares of stock is called a “proxy card.” Our Board has designated John Donofrio, Chairman of the Board, and Allen Muhich, Chief Financial Officer, as proxies for the Annual Meeting.
Who is entitled to vote?
Holders of our common stock outstanding as of the close of business on March 25, 2022 (the “Record Date”) are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock such shareholder held on the Record Date.
If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) will forward a Notice or, if applicable, a printed set of these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal. Only Proposal 2, the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2022, is considered a routine matter on which brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted on Proposal 1, Proposal 3 or Proposal 4 unless you affirmatively provide the broker instructions on how to vote.
Who can attend the Annual Meeting?
All FARO shareholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting online. Appointing a proxy in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting online. You will be able to vote your shares electronically during the meeting by logging in using the 16-digit control number included in your Notice of Internet Availability of the proxy materials, on your proxy card or on the voting instructions form accompanying these proxy materials.

Participation in the Virtual Annual Meeting
This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/FARO2022 and enter the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). You may begin to log into the meeting platform beginning at 8:45 a.m. Eastern Time on May 26, 2022. The meeting will begin promptly at 9:00 a.m. Eastern Time on May 26, 2022.
Stockholders will also have the opportunity to submit questions prior to the annual meeting at www.proxyvote.com by logging on with your control number or during the annual meeting through www.virtualshareholdermeeting.com/FARO2022. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/FARO2022 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.
How do I vote?
If you own shares registered directly with our transfer agent on the close of business on the Record Date, you may vote:
•By Internet (before the Annual Meeting). You may vote over the Internet, by going to www.proxyvote.com. You will need the 16-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials).
•By Telephone. You may vote by telephone, by calling toll-free 1-800-690-6903 in the United States from any touch-tone telephone and following the instructions. You will need the 16-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials).
•By Mail. If you received a printed set of proxy materials, by mailing your signed proxy card in the postage paid envelope provided.
•During the Annual Meeting. You may vote during the annual meeting by going to www.virtualshareholdermeeting.com/FARO2022. You will need the 16-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual Meeting.
If your shares are held in street name, your bank or brokerage firm will forward a Notice or, if applicable, a printed set of these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the Notice or voting instruction card to vote your shares. Your bank or brokerage firm may also allow you to vote by telephone or the Internet.
Beneficial owners of shares held in street name who wish to vote at the Annual Meeting will need to obtain a power of attorney or legal proxy from their record holder to do so.
How many shares must be present to hold the meeting?
A quorum of shareholders is necessary to hold a valid shareholders meeting and for shareholders to take action on a matter at the meeting. A majority of the 18,260,677 shares of common stock outstanding on the Record Date and entitled to be cast on any matter at the Annual Meeting must be represented, online or by proxy, to constitute a quorum for action on such matter at the Annual Meeting. If you vote, your shares will be included in the number of shares to establish the quorum. Shares that are voted “ABSTAIN,” properly executed proxy cards or voting instruction cards that are returned without voting instructions and shares treated as “broker non-votes” will be counted as present for the purpose of determining whether the quorum requirement is satisfied.
Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of the Annual Meeting unless a new record date is or must be set for such adjournment or postponement).
If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the shareholders who are present online or represented by proxy, at the meeting may adjourn the Annual Meeting to another date. The time and place of the adjourned meeting will be announced at the meeting at the time of adjournment, and no other notice will be given unless the Board of Directors fixes a new record date.
How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

What is the effect of not voting?
If you are a registered shareholder and you submit a proxy but do not provide any voting instructions, your shares will be voted:
•FOR the election of Moonhie Chin, John Donofrio and Yuval Wasserman to the Board of Directors;
•FOR the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2022;
•FOR the approval of the compensation of our named executive officers; and
•FOR the approval of the FARO Technologies, Inc. 2022 Equity Incentive Plan.
If you are a registered shareholder and you do not vote, your non-voted shares will not count toward the quorum requirement for the Annual Meeting or any proposal considered at the Annual Meeting. If a quorum is obtained, your non-voted shares will not affect the outcome of any proposal.
If you own shares in street name and do not instruct your bank or brokerage firm how to vote your shares, your bank, broker, or other holder of record may not vote your shares on non-routine matters such as Proposal 1—Election of Directors, Proposal 3—Advisory Vote on Executive Compensation and Proposal 4—Approval of the FARO Technologies, Inc. 2022 Equity Incentive Plan, and your shares will be considered broker non-votes on those proposals. However, it may vote your shares in its discretion on routine proposals such as Proposal 2—Ratification of Independent Registered Public Accounting Firm.
Abstentions (or “Withhold” votes for the election of directors) and broker non-votes will not affect the outcome of any proposals considered at the Annual Meeting.
Can I change my vote after I return my proxy card or vote by telephone or the Internet?
Yes. If you are a registered shareholder, even after you have submitted your proxy, you can change your vote by:
•properly completing and signing another proxy card with a later date and returning the proxy card prior to the Annual Meeting;
•voting again by telephone or the Internet until 11:59 pm, Eastern Time, on May 25, 2022;
•giving written notice of your revocation to FARO Technologies, Inc., Attention: Nancy Setteducati, 250 Technology Park, Lake Mary, Florida 32746, prior to or at the Annual Meeting; or
•voting online during the Annual Meeting.
Your presence online at the Annual Meeting will not in itself revoke your proxy; you must vote during the Annual Meeting electronically to revoke your proxy. Unless properly changed or revoked, the shares represented by proxies received prior to the Annual Meeting will be voted at the Annual Meeting.
If you hold your shares in street name, the above options for changing your vote do not apply, and you must instead follow the instructions received from your bank or broker to change your vote.
What are the Board’s recommendations on the proposals?
The Board recommends that you vote your shares as follows:
Proposal 1—FOR the election of the three nominees for director, Moonhie Chin, John Donofrio and Yuval Wasserman, each with a three-year term expiring at the annual meeting of shareholders in 2025;
Proposal 2—FOR the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2022;
Proposal 3—FOR the approval of the compensation of our named executive officers; and
Proposal 4—FOR the approval of the FARO Technologies, Inc. 2022 Equity Incentive Plan.
What vote is required to elect the director nominees?
The affirmative vote of a plurality of the votes cast is required for the election of directors, which means that the two nominees for director receiving the greatest number of votes will be elected. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Broker non-votes will have no impact on the outcome of the election of directors.

What happens if a nominee is unable to stand for election?
If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.
How many votes are required to ratify the appointment of the Company’s independent registered public accounting firm?
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2022 requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions will have no impact on the outcome of this matter. Because this matter is a routine proposal, there will be no broker non-votes associated with this proposal.
How many votes are required to approve the non-binding resolution on the compensation of the Company’s named executive officers?
The approval of the non-binding resolution to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter.
How many votes are required to approve the FARO Technologies, Inc. 2022 Equity Incentive Plan?
The approval of FARO Technologies, Inc. 2022 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter.
Are there any other items to be discussed during the Annual Meeting?
We are not aware of any other matters that you will be asked to vote on at the Annual Meeting. If other matters are properly brought before the Annual Meeting and you have returned a proxy card, with or without voting instructions, or have voted by telephone or the Internet, the proxy holders will use their discretion in voting your shares on these matters as they may arise.
Who will count the vote?
The Carideo Group will count the vote and will serve as the inspector of election.
Who pays to prepare, mail, and solicit the proxies?
Proxies may be solicited by personal meeting, Internet, e-mail, advertisement, telephone, and facsimile machine, as well as by use of the mails. Solicitations may be made by our directors, officers, and other employees, none of whom will receive additional compensation for such solicitations. In addition, arrangements will be made, as appropriate, with banks, brokerage houses, and other custodians, nominees or fiduciaries to forward soliciting materials to the beneficial owners of our common stock, and we will reimburse such persons for their out-of-pocket expenses incurred in providing those services.
Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. We will publish the final voting results in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.
Will I receive a copy of the Annual Report?
You may obtain a copy of the Annual Report by writing to our Investor Relations department at 250 Technology Park, Lake Mary, Florida 32746, by calling 1-800-736-0234, by e-mailing our Investor Relations department at InvestorRelations@faro.com or by accessing www.proxyvote.com. Our Annual Report is not incorporated by reference into this Proxy Statement and is not considered proxy soliciting material.
Where can I find Corporate Governance materials for the Company?
Our Amended and Restated Articles of Incorporation, Amended and Restated Bylaws (the “Bylaws”), Code of Ethics for Senior Financial Officers, Global Ethics Policy and Corporate Governance Guidelines and the charters for the Audit Committee, the Talent, Development and Compensation Committee and the Nominating, Governance and Sustainability Committee of the Board of Directors are published on our website at www.faro.com/about-faro/leadership-and-governance. We are not including the information contained on or accessible through our website as a part of, or incorporating such information by reference into, this Proxy Statement.

How can I contact the members of the Board?
Shareholders may communicate with the full Board or individual directors by submitting such communications in writing to FARO Technologies, Inc., Attention: Board of Directors (or the individual director(s)), 250 Technology Park, Lake Mary, Florida 32746. Communications should be sent by overnight or certified mail, return receipt requested. Such communications will be delivered directly to the Board or the individual director(s), as designated on such communication. However, we reserve the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

PROPOSAL 1
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF MOONHIE CHIN, JOHN DONOFRIO AND YUVAL WASSERMAN TO THE BOARD OF DIRECTORS.
The Board is divided into three classes, as nearly equal as possible, with one class of directors elected each year for a three-year term. Each director’s term is subject to the election and qualification of his or her respective successor, or such director’s earlier death, resignation or removal. The Board currently consists of eight members.
The three nominees for director, Moonhie Chin, John Donofrio and Yuval Wasserman, are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve until the 2025 annual meeting of shareholders. The remaining five directors, whose terms do not expire at the Annual Meeting, will continue to serve as members of the Board for the terms set forth below.
Directors are elected by a plurality of the votes cast, meaning that the three nominees receiving the highest number of affirmative votes cast for the election of directors at the Annual Meeting will be elected as directors. Shares may not be voted cumulatively, and proxies cannot be voted for a greater number of persons than the number of nominees named. If you received a printed set of proxy materials, shares voted by the accompanying proxy card will be voted “FOR” Moonhie Chin, John Donofrio and Yuval Wasserman, unless the proxy card is marked to withhold authority. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated. Broker non-votes on the election of directors will have no impact on the outcome of the election. We have a director resignation policy for those director nominees who receive more “withhold” than “for” votes in uncontested elections, which requires such director nominees to tender their resignation to the Board following certification of the shareholder vote. The Nominating, Governance and Sustainability Committee will then act to determine whether to accept the director’s resignation and submit such recommendation for prompt consideration by the Board.
The names, ages, and principal occupations for at least the past five years of each of the nominees and directors whose terms will continue after the Annual Meeting, and the names of any other public companies of which each has served as a director during the past five years are set forth below. There are no family relationships between any of our directors or executive officers.
Nominees for Election at the Annual Meeting

Name	Age	Director Since	Term Expires	Position
Moonhie Chin	64	2021	2022	Director and Nominee
John Donofrio	60	2008	2022	Director and Nominee
Yuval Wasserman	67	2017	2022	Director and Nominee

Moonhie Chin has served as a director of the Company since October 2021. Ms. Chin was employed at Autodesk from 1989 to 2019 and held multiple leadership positions including, most recently, Senior Vice President of Digital Platform and Experience. Autodesk is a global leader in design, construction, and entertainment software with millions of customers. Her expertise extends to general management, business model transformation from perpetual license to subscription, digital platforms, extracting business insights from advanced analytics, global multi-channel models, global customer support and operations, strategic planning, and corporate governance. Prior to joining Autodesk, she worked for the General Electric Company which she joined after completing her B.S. at the Columbia University School of Engineering and Applied Sciences. Ms. Chin earned her M.S. in Manufacturing Management from the Rensselaer Polytechnic Institute.
The Board believes that Ms. Chin’s qualifications to sit on our Board include her strong experience and skills in general management, business model transformation from perpetual license to subscription, digital platforms, extracting business insights from advanced analytics, global multi-channel models, global customer support and operations, strategic planning, and corporate governance.

John Donofrio has served as a director of the Company since January 2008, served as Lead Director from May 2018 until April 5, 2019, and has served as independent Chairman of the Board since April 5, 2019. Mr. Donofrio currently serves as Executive Vice President and General Counsel of Johnson Controls International plc (“Johnson Controls”), a global diversified and multi-industrial leader. Mr. Donofrio is also a member of the Board of Trustees of the Medical College of Wisconsin. Before joining Johnson Controls in November 2017, Mr. Donofrio was Vice President, General Counsel and Secretary of Mars, Incorporated (“Mars”), a global food manufacturer, from October 2013 until November 2017. Before joining Mars in October

2013, Mr. Donofrio was Executive Vice President, General Counsel and Secretary for The Shaw Group Inc., a global engineering and construction company, from October 2009 until February 2013 and Senior Vice President, General Counsel and Chief Compliance Officer at Visteon Corporation (“Visteon”), a global automotive supplier, from 2005 until October 2009. Before joining Visteon, Mr. Donofrio was with Honeywell International (or its predecessor company AlliedSignal Inc.) from 1996 until 2005. At Honeywell International, Mr. Donofrio was Vice President for Intellectual Property and later also served as Vice President and General Counsel for Honeywell Aerospace. Previously he was a Partner at Kirkland & Ellis LLP, where he worked from 1989 through 1996. Before joining Kirkland & Ellis LLP, Mr. Donofrio was a law clerk at the U.S. Court of Appeals for the Federal Circuit and he worked as a Patent Examiner at the U.S. Patent and Trademark Office.
The Board believes that Mr. Donofrio’s qualifications to sit on our Board include his strong experience and skills in legal, risk management, intellectual property protection and licensing, corporate governance, manufacturing, and government regulation.
Yuval Wasserman has served as a director of the Company since December 2017. Currently, Mr. Wasserman serves as a Director on the board of Ichor Holdings, Ltd, a leader in the design, engineering and manufacturing of critical fluid delivery subsystems and components for semiconductor capital equipment. Mr. Wasserman served as President and Chief Executive Officer and a director of Advanced Energy Industries, Inc., a leading manufacturer of power conversion products that transform electrical power into various usable forms, from October 2014 until his retirement date of March 1, 2021. Mr. Wasserman previously served as President of Advanced Energy Industries’ Thin Films Business Unit from August 2011 to October 2014 and Executive Vice President and Chief Operating Officer from April 2009 to August 2011. He previously held roles at Advanced Energy Industries of Executive Vice President, Sales, Marketing and Service from October 2007 to April 2009, and Senior Vice President, Sales, Marketing and Service from August 2007 to October 2007. Prior to joining Advanced Energy Industries, Mr. Wasserman served as the President, and later as Chief Executive Officer, of Tevet Process Controls Technologies, Inc., a semiconductor metrology company, from May 2002 to July 2007. Prior to that, he held senior executive and general management positions at Boxer Cross, a metrology company acquired by Applied Materials, Inc., Fusion Systems, a plasma strip company that is a division of Axcelis Technologies, Inc., and AG Associates, a semiconductor capital equipment company focused on rapid thermal processing. Mr. Wasserman started his career at National Semiconductor, Inc., where he held various engineering and management positions. Mr. Wasserman served as a director of Syncroness, Inc. from 2010 to 2017.
The Board believes that Mr. Wasserman’s qualifications to sit on our Board include his strong experience and skills in senior operations and engineering management, executive and financial management, and research and development management.

Directors Whose Terms Will Continue After the Annual Meeting

Name	Age	Director Since	Term Expires	Position
Michael D. Burger	63	2019	2023	Director
Stephen R. Cole	70	2000	2023	Director
Alex Davern	55	2021	2023	Director
Lynn Brubaker	64	2009	2024	Director
Jeroen van Rotterdam	57	2021	2024	Director

Michael D. Burger was appointed as our President and CEO on June 17, 2019. Prior to joining the Company, Mr. Burger was President and Chief Executive Officer and a member of the board of directors of Electro Scientific Industries, Inc., a leading supplier of innovative laser-based microfabrication solutions for industries reliant on microtechnologies, from October 2016 to February 2019, when it was acquired by MKS Instruments, Inc. Prior to joining Electro Scientific Industries, Inc., Mr. Burger was President and Chief Executive Officer of Cascade Microtech, Inc., a manufacturer of advanced wafer probing, thermal and reliability solutions for the electrical measurement and testing of high performance semiconductor devices, from July 2010 to June 2016. From April 2007 to February 2010, Mr. Burger served as the President and Chief Executive Officer and as a member of the board of directors of Merix Corporation (“Merix”), a printed circuit board manufacturer. Mr. Burger also served as a member of the Board of Directors of ViaSystems Group, Inc. from February 2010 after it acquired Merix until May 2015. From November 2004 until joining Merix, Mr. Burger served as President of the Components Business of Flextronics Corporation. From 1999 to November 2004, Mr. Burger was employed by ZiLOG, Inc., a supplier of devices for embedded control and communications applications. From May 2002 until November 2004, Mr. Burger served as ZiLOG's President and a member of its board of directors. Mr. Burger holds a B.S. degree in Electrical Engineering from New Mexico State University and a certificate from the Stanford University International Executive Management Program.
The Board believes that Mr. Burger’s qualifications to sit on our Board include his strong experience and skills in executive management, technology, manufacturing, international operations, sales and marketing management, and research and development management.

Stephen R. Cole has been a director of the Company since 2000 and served as Lead Director from 2005 until May 2018. Since May 2013, Mr. Cole has been President of Seeonee Inc., a financial valuation advisory firm. From 1975 until June 2010, Mr. Cole was President and Founding Partner of Cole & Partners, a Toronto, Canada based mergers and acquisition and corporate finance advisory service company. In June 2010, Cole & Partners was sold to Duff & Phelps Corporation and from that time to May 2013, Mr. Cole was President of Duff & Phelps Canada Limited. Mr. Cole is a Fellow of the Institute of Chartered Accountants of Ontario, Fellow of the Canadian Chartered Institute of Business Valuators, Senior Member of the American Society of Appraisers and Full Member of the ADR Institute of Canada, Inc. He serves as lead director of The Westaim Corporation, a TSX Venture Exchange listed company where he also serves as a member of the audit committee and chairman of the compensation committee. Previously, Mr. Cole was a director of H. Paulin & Co. Limited, a TSX-listed company, where he also served as chairman of the audit committee. Mr. Cole has also held or currently holds positions as an advisory committee member or director of various private companies and charitable and professional organizations.
The Board believes that Mr. Cole’s qualifications to sit on our Board include his strong experience and skills in mergers and acquisitions, financial management, corporate finance, financial reporting, accounting, oversight of financial performance, and corporate governance.
Alex Davern has served as a director of the Company since October 2021. Mr. Davern is also currently a member of the Board of Directors of National Instruments Corporation ("NI"), Cirrus Logic, Inc., and ESI-Group. Mr. Davern has worked at NI between February 1994 and May 2020, and during his career at NI, has served in numerous leadership positions, including as Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. NI is an Austin-based public company that supplies measurement and automation products used by engineers and scientists in a wide range of industries. Prior to joining NI, Mr. Davern worked both in Europe and in the United States for the international accounting firm, Price Waterhouse, LLP. Since 2020, he also has a part time teaching position at the University of Texas McCombs School of Business. Mr. Davern received his bachelor's degree in Commerce and a diploma in professional accounting from University College in Dublin, Ireland.
The Board believes that Mr. Davern's qualifications to sit on our Board include his strong experience and skills in financial management, financial reporting, accounting, oversight of financial performance, operational management and corporate governance.
Lynn Brubaker has served as a director of the Company since July 2009. Ms. Brubaker is a seasoned executive with over 35 years of experience in aviation and aerospace in a variety of executive, operations, sales, marketing, customer support and independent consultant roles. She has over 20 years of board experience and over fifteen years of experience advising high technology, international, multi-industry and global companies. Since 2005, Ms. Brubaker has had an advisory practice focused on strategy and business development. She is currently a director of QinetiQ Group plc, a London Stock Exchange–listed leading research and technology company. Ms. Brubaker previously served on the Board of Directors of Hexcel Corporation, a New York Stock Exchange-listed company in leading advanced materials and technology, Nordam Group, a private aerospace company in high technology manufacturing and repair, and Force Protection, Inc., a developer and manufacturer of military survivability technology listed on the Nasdaq Stock Market (“Nasdaq”) from March 2011 until its merger with an affiliate of General Dynamics Corporation in December 2011. Ms. Brubaker spent 10 years at Honeywell International, Inc., retiring as Vice President and General Manager—Commercial Aerospace for Honeywell International, a position she held from 1999 to 2005. Prior to Honeywell International, Ms. Brubaker held a variety of management positions with McDonnell Douglas Corporation, Northwest Airlines Corporation, and ComAir Limited. Ms. Brubaker currently serves on the board of a variety of private companies and other business organizations.
The Board believes that Ms. Brubaker’s qualifications to sit on our Board include her strong experience and skills in sales and marketing management, executive management, technology, business development, international operations, manufacturing, financial reporting, and audit, the talent, development and compensation and the nominating, governance and sustainability committee matters.
Jeroen van Rotterdam has served as a director of the Company since March 2021. Since September 2016 to December 2020, Mr. van Rotterdam served as Executive Vice President of Cloud, R&D, and Global Security for Citrix Systems, Inc ("Citrix"), a server, application and desktop virtualization, networking, software as a service (SaaS), and cloud computing technologies company. Prior to Citrix, Mr. van Rotterdam served as Chief Technology Officer, Vice President and Distinguished Engineer for DELL EMC’s ("EMC") Enterprise Content Division from July 2007 to September 2016. In the period of 1996 to 2007, Mr. van Rotterdam was Chief Executive Officer of X-Hive Corporation, a company he founded, which was acquired by EMC Corporation in 2007. Mr. van Rotterdam is the (co)author of more than 50 patents in various stages with the US Patent Office.
The Board believes that Mr. van Rotterdam's qualifications to sit on our Board include his strong experience and skills in server, application and desktop virtualization, networking, software as a service (SaaS), and cloud computing technologies.
Board Planning
As the Company executes its transformational strategy, with an emphasis on software-enabled solutions, the Company expects to make further Board additions over time.

CORPORATE GOVERNANCE
SHAREHOLDER ENGAGEMENT AND COMMUNICATIONS
At FARO, we believe that corporate governance includes frequent, clear, and honest communication with our shareholders. We actively engage with a portion of our shareholders, including our top institutional investors, to discuss topics of interest including, among other things, our operating performance, corporate governance, and environmental and social matters. We do this as part of our commitment to be responsive to our shareholders and to listen to our shareholders' insights into emerging issues which include feedback on our efforts. More information about investor relations is available on our website at www.faro.com/about-faro/investor-relations. Information on our Shareholder Engagement and Communications efforts, are available through our website, and are not part of or incorporated by reference into this Proxy Statement.

Shareholders may contact our Board of Directors about genuine issues or questions by sending a letter to the following address: c/o FARO Technologies, Inc. 250 Technology Park, Lake Mary, Florida, 32746, Attention: Board of Directors (or the individual director(s)). Communication should be sent by overnight or certified mail, with return receipt requested. The letter should be specific and include the addressee or addressees to be contacted, the topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. We reserve the right not to forward communication to Board members containing any abusive, threatening or otherwise inappropriate materials.

BOARD MATTERS
Role and Risk Oversight of the Board of Directors
The Board provides general oversight and direction for the Company, monitors our performance and also acts as an advisor and counselor to senior management. In particular, the Board performs the following functions (the “Oversight Functions”):
•reviews and approves operating, organizational, financial and strategic plans;
•reviews our operational, financial and strategic performance;
•oversees and evaluates management’s systems for internal control, financial reporting and public disclosure;
•oversees our global risk management;
•review regular updates on cybersecurity risk management which include reviewing risk environment and cybersecurity program;
•establishes corporate governance standards;
•selects, evaluates and compensates our executive officers, including the President and CEO;
•oversees and evaluates senior management performance and compensation;
•reviews and discusses with management matters related to human capital management, including FARO's commitments and progress on inclusion and diversity and employee engagement; and
•plans for effective development and succession of the President and CEO and senior management.
In its oversight of our global risk management, the Board has adopted a risk oversight framework in which it reviews the overall risk exposure of the Company in the form of a risk universe and discusses with management our risk assessment, including management’s role to identify, monitor, control and report risk exposure. In addition, the Board reviews all major risks that could materially adversely affect the Company, including external, strategic, operational, financial, organizational, cybersecurity and compliance risks. In addition, our risk assessment has also been from time to time the subject of discussion among the independent members of the Board during their executive sessions, without the presence of Company management.
Each Board committee is also responsible for reviewing our risk exposure with respect to the respective committee’s areas of responsibility, discussing such risks with Company management, and reporting significant risks to the Board. Each Board committee is comprised of the group of independent Board members that best contribute to the Oversight Functions.
The Audit Committee focuses on significant risks associated with financial exposures. The Talent, Development and Compensation Committee particularly reviews risks related to our compensation policies and practices as well as other organizational exposures. The Nominating, Governance and Sustainability Committee focuses on risks relating to our corporate governance structure and practices.

Leadership Structure of the Board of Directors
The Board has the flexibility to establish a leadership structure that works best for the Company at a particular time and reviews that structure periodically. At times during our past, the positions of Chairman of the Board and President and CEO have been held by two different people and, at other times, the positions have been combined and held by the same person. Currently, John Donofrio is our independent Chairman of the Board. Subject to his election and effective as of immediately following the Annual Meeting, Yuval Wasserman will serve as our next independent Chairman of the Board. The Board believes that having an independent Chairman of the Board allows our CEO, Mr. Burger, to concentrate on overseeing the management of our business while Mr. Donofrio provides leadership and oversight of the functioning of the Board. Because we currently have an independent Chairman of the Board, there is currently no Lead Director.
The Chairman of the Board, in addition to setting board meeting agendas and chairing board meetings, facilitates information flow and communication between the independent directors and Company management; coordinates the activities of the other independent directors; together with the Talent, Development and Compensation Committee and the Board, evaluates the performance of the President and CEO; recommends the retention of Board consultants; has the authority to call meetings of the independent directors; if requested by significant shareholders, ensures that he is available for consultation and direct communication; and performs such other duties and responsibilities as the Board of Directors from time to time determines.
Executive sessions of independent directors are held at each regularly scheduled Board meeting for a discussion of relevant subjects, including the Oversight Functions. The Chairman of the Board, with input from the independent directors, prepares the agenda for executive sessions of the independent directors, although all independent directors are encouraged to raise any matters for discussion. The Chairman of the Board presides over the executive sessions of the independent directors.
We believe that our current Board structure appropriately ensures that an independent director serves in a Board leadership position, acting as a liaison between the Board and Company management and allowing the Board to better perform its Oversight Functions. The current Board structure allows our President and CEO to focus on the day-to-day operations of the Company and also permits the independent directors to discuss and address risk management with Company management in Board meetings, as well as separate from management in executive session. The Board evaluates its leadership structure from time to time and changes it as circumstances warrant.
Director Independence
We are required to comply with Nasdaq’s listing standards, including its corporate governance rules. Nasdaq rules require the Board to be comprised of a majority of independent directors, as that term is defined by the Nasdaq Stock Market Rules.
The Board has affirmatively determined that Lynn Brubaker, Stephen R. Cole, John Donofrio, Moonhie Chin, Alex Davern, Yuval Wasserman, and Jeroen van Rotterdam are independent directors, as defined by the Nasdaq Stock Market Rules. The Board has determined that Mr. Burger is the only director who is not independent, because he is the President and CEO of the Company. In addition, none of our directors are a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).
Board Meetings and Committees
The Board of Directors held six meetings during 2021. Each of our directors then in office attended all of the applicable regular meetings of the Board and of the committees on which he or she served during 2021. In addition, the independent directors met in executive session without the presence of management at each regular Board meeting in 2021 and when deemed appropriate at other meetings of the Board and of the committees. While we have not adopted a formal policy regarding Board attendance at annual shareholder meetings, we encourage each of our Board members to attend the annual shareholder meetings in person. With the exception of the 2020 and 2021 annual meetings, all of our directors attended the Company's annual meeting of shareholders in person.
The Board of Directors has three standing committees: an Audit Committee, a Talent, Development and Compensation Committee, and a Nominating, Governance and Sustainability Committee. Each committee previously was comprised of all of our independent Board members but effective at the Annual Meeting, each committee's composition will be revised to appoint specific directors to specific committees.

The table below shows current membership for each of the standing Board committees:

Audit Committee	Talent, Development and Compensation Committee	Nominating, Governance and Sustainability Committee
Lynn Brubaker Moonhie Chin Stephen R. Cole* Alex Davern John Donofrio Yuval Wasserman Jeroen van Rotterdam	Lynn Brubaker Moonhie Chin Stephen R. Cole Alex Davern John Donofrio Yuval Wasserman* Jeroen van Rotterdam	Lynn Brubaker* Moonhie Chin Stephen R. Cole Alex Davern John Donofrio Yuval Wasserman Jeroen van Rotterdam

*	Committee Chair
Audit Committee
The Audit Committee held five meetings during 2021. In addition to its formal meetings, the Audit Committee Chairman and other members of the committee met frequently throughout 2021 and in the first quarter of 2022 with and without the presence of management, and also met with our external and internal auditors without the presence of management. At all regular meetings during 2021, members of the Audit Committee met in executive session, without the presence of management, and met separately, either in-person or telephonically, with our external and internal auditors.
The Board has determined that each of the Audit Committee members is independent as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nasdaq rules, including rules specifically governing audit committee members. The Board also has determined that Messrs. Davern and Cole are “audit committee financial experts” as defined under Item 407(d)(5) of Regulation S-K.
The Audit Committee acts under the terms of a written charter that is available on our website at www.faro.com/about-faro/leadership-and-governance. The Audit Committee’s responsibilities, discussed in detail in the charter, include, among other duties, the responsibility to:
•provide oversight regarding our accounting and financial reporting process, system of internal control, external and internal audit process, and our process for monitoring compliance with laws and regulations;
•review the independence and qualifications of our independent public accountants and our financial policies, control procedures and accounting staff;
•review and make appropriate inquiry of financial performance and financial position, including comparison of actual to budgeted results;
•appoint, oversee and compensate our independent public accountants;
•oversee internal audit and compliance functions; including the implementation and effectiveness of the Company's Code of Ethics;
•at least annually, discuss with management and the external auditors significant risks and exposures and the plans to minimize such risks; request that management and the external auditors provide updates to the Committee as appropriate;
•establish procedures for receiving anonymous reports of potential misconduct, including violations of law or the company’s Code of Ethics, and concerns regarding accounting, internal accounting controls, or audit matters;
•review and approve our financial statements and other regulatory filings; and
•review transactions between the Company and any officer or director, any entity in which an officer or director of the Company has a material interest, or any other related person transactions.

Talent, Development and Compensation Committee
The Talent, Development and Compensation Committee ("TDCC") held five meetings during 2021. In addition to its formal meetings, the TDCC Chairman and other members of the committee met frequently throughout 2021 among themselves without the presence of management, as well as with the TDCC’s consultant and our President and CEO. Areas of consideration at these various meetings included but were not limited to:
•oversight of executive leadership development and programs;

•review of employee engagement survey results and related action plans;
•review of the design of incentive plans;
•review and approval of executive management annual objectives;
•evaluation of the performance of all officers at the executive team level;
•making bonus and equity incentive award determinations in accordance with our short-term incentive plan and our long-term equity plan, respectively;
•consultations with Compensia, Inc. (“Compensia”), the compensation consultant to the TDCC, regarding, among other matters, updated market data and compensation trends generally and specific updated market data regarding compensation for named executives officers;
•establishment of overall executive compensation for 2021; and
•addressing other compensation and employment matters, including specific review of the performance of our President and CEO.
Each of the TDCC members qualifies as independent for TDCC membership, as defined in the Nasdaq rules, as a non-employee director, as defined under Rule 16b-3 of the Exchange Act, and as an outside director, as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The TDCC acts under the terms of a written charter that is available on our website at www.faro.com/about-faro/leadership-and-governance. As discussed in its charter, the TDCC reviews our executive compensation policies and programs and endeavors to ensure they are aligned and implemented in accordance with our overall strategy, including enhancement of shareholder value. Although the TDCC annually reviews and determines the President and CEO’s compensation, it works with the President and CEO in evaluating the performance of all other employees at the Vice President level and above reporting directly to the President and CEO and in reviewing and approving annually all compensation programs and awards (including setting the base compensation for the upcoming year and approving bonus and equity incentive awards) for all such other employees at the Vice President level and above reporting directly to the President and CEO. The TDCC maintains final authority in the determination of individual executive compensation packages to ensure compliance with our compensation policy objectives.
The TDCC’s duties and responsibilities include, among other things:
•overseeing the philosophy and operation of our compensation program that reinforce our culture and values, create a balance between risk and reward, attract, motivate and retain executives over the long-term and align their interests with those of our shareholders;
•overseeing our global long-term equity plan and short-term incentive plan, including reviewing and approving changes in such plans;
•advising on selection of certain executive officer positions;
•establishing the terms of all executive employment agreements and employment related policies, including severance and change-in-control provisions;
•evaluating compliance with the stock ownership requirements established by the Nominating, Governance and Sustainability Committee for the members of the Board and our executive officers;
•reviewing and approving on an annual basis, the annual base salary, short-term and long-term incentive targets and awards and other compensation arrangements of the President and CEO;
•reviewing and approving on an annual basis, with the input and recommendation of the President and CEO, the annual base salaries, short-term and long-term incentive targets and awards and other compensation arrangements of all other named executive officers and all other employees at the Vice President level and above reporting directly to the President and CEO;
•monitoring compliance with requirements under the Sarbanes-Oxley Act of 2002 relating to 401(k) plans and loans to directors and officers and compliance with all other applicable laws affecting employee compensation and benefits;
•reviewing and recommending any proposed changes in director compensation to the Board;

•Oversee, review and evaluate the Company’s human development strategy and programs, including recruitment, retention, succession planning (other than with respect to the Chief Executive Officer), talent management and development, diversity, health and welfare, and related programs;
•reviewing and discussing with management the Compensation Discussion and Analysis that is included in our proxy statement for our annual meeting of shareholders and preparing the report of the TDCC for inclusion in the proxy statement; and
•engaging, on an as-needed basis, the services of outside experts in areas of compensation and benefits practices. Specifically, the TDCC has engaged Compensia, a compensation expert, to informally update the TDCC on an annual basis and from time to time on matters that have been delegated to the TDCC.
The TDCC may delegate its authority to grant awards under the 2014 Incentive Plan to our executive officers. The TDCC has delegated its authority to our President and CEO, subject to the management level, aggregate amount and the parameters discussed below, to grant stock-based awards under the 2014 Incentive Plan to newly hired employees, to current employees in connection with a promotion, and to employees recognized for performance under an established Company employee award program. The grants by our President and CEO are subject to the following parameters, among others, established by the TDCC: (i) the President and CEO may not grant awards to (a) employees who are subject to the short-swing profit rules of Section 16 of the Exchange Act, or (b) employees who at the grant date are “covered employees,” or are reasonably anticipated to become “covered employees,” as defined in Section 162(m) of the Code, during the term of the award; (ii) any award granted by the President and CEO will be subject to all of the terms and conditions of the 2014 Incentive Plan; and (iii) the President and CEO must make a written report to the TDCC at the end of each quarter that sets forth any and all awards granted by him during the preceding quarter.
As earlier noted, the TDCC has the authority to retain consultants and to obtain advice and assistance from external legal, accounting and other advisors at our expense. Since October 2017, the TDCC has engaged Compensia to advise it on compensation matters. In performing its services, Compensia reports to and is instructed by the TDCC. For more information regarding Compensia’s services, see “2021 Director Compensation,” beginning on page 23 of this Proxy Statement and “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 31 of this Proxy Statement.
Nominating, Governance and Sustainability Committee
The Nominating, Governance and Sustainability Committee met five times in 2021. Each of the Nominating, Governance and Sustainability Committee members is independent under the Nasdaq rules.
The Nominating, Governance and Sustainability Committee is responsible for developing, evaluating and implementing our corporate governance policies and overseeing responsibilities relating to the Company's sustainability strategy. The Nominating, Governance and Sustainability Committee is also responsible for selecting and recommending for Board approval director nominees and the members and chair of each of the Board committees. Current members of the Board are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Nominating, Governance and Sustainability Committee considers candidates for the Board recommended by current members of the Board or members of management. In addition, the Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees for director.

The Nominating, Governance and Sustainability Committee’s duties and responsibilities include, among other things:
•review annually the company's corporate governance principles and recommends changes to the Board as appropriate which may include trends or changes in corporate governance laws, regulations and practices that may be applicable to the Company;
•reviews and makes recommendations to the Board with respect to the Board's and each committee's size, leadership structure, composition and functions;
•annually assess the experience, tenure, skills, qualifications and attributes of the Board, in the context of the perceived needs of the Board at that time, and to add or replace directors as the Committee deems advisable;
•conduct appropriate inquiries regarding the reputation, judgment, and character of prospective director nominees, including review of any legal proceedings involving the nominee and professional or financial relationships that might pose a conflict of interest and further conduct appropriate inquiries into the background, experience, qualifications, attributes and skills of prospective director nominees, including review of any current or previous directorships held by prospective director nominees at public companies;
•establish procedures for shareholders to recommend director nominees for the Committee's consideration in accordance with the Company's Bylaws;
•establish written criteria for evaluating prospective director nominees, which shall include consideration of background, experience, qualifications, attributes, skills, reputation, judgment, character and contribution to the diversity of the Board and evaluate all prospective director nominees, including those nominated by shareholders, in accordance with these written criteria;
•oversee an annual self-evaluation of the Board and each standing committee of the Board, including the Committee, to determine whether they are functioning effectively;
•oversee succession planning of the Company's Chief Executive Officer, including transitional leadership in the event of an unplanned vacancy; and
•oversees the Company's program for environmental (including climate change), social and other sustainability matters in coordination with the other committees of the Board and, as appropriate, makes recommendations on such matters to the Board;
The Nominating, Governance and Sustainability Committee also will consider director candidates recommended by eligible shareholders. Shareholders may recommend director nominees for consideration by the Nominating, Governance and Sustainability Committee by writing to the Nominating, Governance and Sustainability Committee, Attention: Chairman, 250 Technology Park, Lake Mary, Florida 32746, and providing appropriate biographical information concerning each proposed nominee. Candidates proposed by shareholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating, Governance and Sustainability Committee.
The following minimum qualifications must be met by a director nominee to be recommended by the Nominating, Governance and Sustainability Committee:
•each director must display high personal and professional ethics, integrity and values;
•each director must have the ability to exercise sound business judgment and demonstrate basic financial literacy;
•each director must be highly accomplished in his or her respective field, with broad experience and demonstrated senior-level leadership in business, government, education, technology or public interest;
•each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience;
•each director must be independent of any particular constituency, be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value; and
•each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

In identifying potential Board nominees and evaluating candidates for the Board, the Nominating, Governance and Sustainability Committee considers the nominee’s experience, skills and qualifications. Diversity is an important criteria to the Nominating, Governance and Sustainability Committee, in accordance with our Corporate Governance Guidelines, when identifying potential Board nominees and evaluating Board candidates, including in the context of providing diversity in business perspectives, gender, ethnicity, education, experience and leadership qualities.
Annually, the Nominating, Governance and Sustainability Committee reviews the composition of the Board to assess whether it reflects the appropriate experience, tenure, skills and qualifications expected of Board members, as well as a variety of complementary experiences and backgrounds, sufficient to provide sound and prudent guidance, particularly in the areas of senior leadership, operations, finance, technology and governance. The Nominating, Governance and Sustainability Committee assesses the effectiveness of diversity within the Board every year as part of this annual assessment. If, as a result of the assessment, the Nominating, Governance and Sustainability Committee determines that adding or replacing a director is advisable, the Nominating, Governance and Sustainability Committee initiates a search for a suitable candidate to fulfill the Board’s needs. In addition, our Corporate Governance Guidelines provide that any director who undergoes a change of occupation must notify the Chairman of the Board and the Chairman of the Nominating, Governance and Sustainability Committee of the change and offer to submit his or her resignation. The Board, through the Nominating, Governance and Sustainability Committee, shall review the continued appropriateness of Board membership under the changed circumstances and shall determine whether to accept or reject the offer of resignation.
A shareholder who wishes to nominate a person for election to the Board of Directors must submit written notice to the Company, Attention: Secretary, 250 Technology Park, Lake Mary, Florida 32746. Under our Bylaws, we must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of shareholders, or, if no annual meeting was held the previous year or the date of the current year’s annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the current year’s annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made. Under the Bylaws, the nomination must include (i) all information relating to the candidate that is required to be disclosed in solicitations of proxies for an election of directors, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act, including the nominee’s consent to be named in the proxy statement as a nominee and to serving as a director if elected, (ii) a description of (a) all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and (b) any other material relationships, between the shareholder and any beneficial owner on whose behalf the director nomination is made, and their respective affiliates and associates or others acting in concert with the shareholder or beneficial owner, on the one hand, and each candidate and his or her respective affiliates and associates, or others acting in concert with the candidate, on the other hand, including all information required under Item 404 of Regulation S–K if the shareholder and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate of or person acting in concert with the shareholder or beneficial owner, were the “registrant” for purposes of that rule and the candidate was a director or executive officer of such registrant, and (iii) as to the shareholder and any beneficial owner on whose behalf the director nomination is made, (a) their names and addresses, (b) the class and number of shares of our stock beneficially owned by them, (c) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, an effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, the shareholder or the beneficial owner with respect to any share of our stock, and (d) a representation as to whether the shareholder or any beneficial owner on whose behalf the nomination is made intends, or is or intends to be part of a group that intends, to deliver a proxy statement or form of proxy to at least the percentage of our shareholders required to elect the nominee or otherwise to solicit proxies from shareholders in support of the nomination. We may require any proposed nominee to furnish such other information as may reasonably be required to determine his or her eligibility to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the nominee’s independence.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.

GOVERNANCE, SUSTAINABILITY & STRATEGY

The Nominating, Governance and Sustainability Committee is responsible for the oversight of our environmental, social, and sustainability matters. In addition, our Chief Executive Officer oversees a committee of senior executives that steer the setting of our purpose, strategies, policies, and goals concerning environmental, social and sustainability topics. We are committed to sustainable business principles, and are making strategic decisions that adhere to our mission and values. Among other things, this means supporting the United Nations Global Compact and its underlying principles around the environment, workforce, anti-corruption, and human rights. The structure of the management of our Environmental, Social and Governance (“ESG”) working groups is presented below:
In 2021, we appointed a Chief Sustainability Officer demonstrating our commitment and responsibility to sustainability. Additionally, we completed our first company-wide ESG materiality assessment to strategically identify ESG topics that are most important our stakeholders. The results of our 2021 assessment identified key objectives and empowered us to set milestones and targets as part of the design of our strategy. We will continue to conduct materiality assessments on an annual basis and update and refine our ESG strategy to reflect industry, economic or regulatory changes.

DIVERSITY, EQUITY & INCLUSION

FARO believes in the benefits workforce diversity can provide. Innovation is critical for any technology company and we believe that it benefits through the creative thinking that happens when people with different perspectives and backgrounds come together. We believe diverse teams can better relate to the many and varied needs of our customers. We promote a culture of inclusion where individual differences are valued which also allows us to attract the very best talent and further encourage our people to reach their full potential.

We are passionate about providing our employees with a positive and safe work environment that is free of discrimination, harassment, and workplace violence. Our people programs promote diverse hiring, which enables our leaders to hire based on merit and strive to remove biases related to age, race, gender, religion, sexual orientation, and other attributes that are unrelated to job performance. We encourage our employees to embrace different ideas, strengths, interests and cultural backgrounds, and encourage all employees and partners to act as allies in support of each other. We are focused on ensuring all benefit and employment-related decisions are in compliance with established equal employment opportunity statutes and without regard to religion, national origin, age, gender, race, color, ancestry, sexual orientation, disability, marital status, citizenship, pregnancy, medical condition or any other protected class status, as defined by local, state or federal laws.

In support of this commitment, we established our Diversity, Equity, and Inclusion (“DEI”) champions comprised of FARO team members from around the globe at various levels of the organization to be responsible for the development, implementation and oversight of our DEI action plan. To foster a sense of inclusion, we strive to ensure employees can provide regular feedback through various channels which include surveys, meetings and direct communication. Employees receive workforce engagement surveys at least semi-annually with our average participation rate in 2021 being greater than 70%. We also implemented our “pulse” program in 2021 where executive leadership engages with our employees through virtual meetings. These meetings allow for opportunities for cross-departmental discussions, increased leadership visibility, relationship development, and a better understanding of our corporate culture at all levels of the organization. Employees also have the ability to provide input or report concerns both directly to their HR partner or anonymously through our confidential hotline.

Our commitment to diversity, inclusion, and fair and equal representation of underrepresented or minority community groups is demonstrated throughout all levels of the organization:
•30% of our non-employee Board of Director members are comprised of women, including a female chair of our Nominating, Governance and Sustainability Committee;
•One of our non-employee directors is from an underrepresented group;
•38% of our Executive Leadership team is comprised of women;
•50% of our US workforce is comprised of underrepresented or minority groups, including women; and
•45% of our US team members who hold leadership roles (manager or above) are comprised of underrepresented or minority groups, including women.
We are committed to respecting human rights in alignment with the United Nation’s Guiding Principles on Business and Human Rights. We strive to comply with human rights laws and regulations globally and where we may have a local law conflict, we work within the laws of the country whilst maintaining the underlying principles of human rights standards. We encourage all employees and partners to act as allies in support of each other.

ENVIRONMENTAL SUSTAINABILITY

We embrace our responsibility and commitment to minimize the impact of our operations on others. For us, sustainability is about reducing our energy usage, protecting workers, partnering with suppliers that subscribe to our supplier code of conduct, and maintaining relationships with others to share sustainable solutions for a better world. Using 2019 as a baseline, we are committed to 25% reduction in CO2 emissions by 2025. We are well on our way to achieving this target, beginning with our 2021 announcement to consolidate and outsource our manufacturing operations. We selected Sanmina Corporation, a US based Fortune-500 Electronic Manufacturing Service (EMS) provider, who maintains robust sustainability and environmental practices, including memberships with Responsible Business Alliance (“RBA”) and Conflict-Free Sourcing Initiative (“CFSI”), as well as commitments to 40% reduced carbon emissions by 2030 and net-zero by 2050. With this transition, we will be able to collaborate with Sanmina’s initiative to show reductions in Scope 1, Scope 2 and Scope 3 emissions. In addition, we are in the process of enhancing our internal policies and programs related to supply chain management, travel, water usage, and recycling to maximize our overall environmental impact.

INNOVATION AND SUSTAINABLE PRODUCT OFFERINGS

We believe one of the primary ways FARO will be able to maximize support of an environmentally and economically sustainable future will be through use of innovation and technology. As such, in addition to efforts strengthening our own internal sustainability program, one of our key strategic sustainability initiatives focuses on the development of our hardware, software and service offerings to include workflow applications designed to assist our customer in achieving and exceeding their own environmental sustainability goals. These product offerings are expected to be announced in 2022 and 2023, which combine the use of FARO measurement technology and data analytics that should result in improvements in:
•Reduced carbon emissions (Scope 1 and Scope 2);
•Reduced scrap and waste;
•Improved job completion rates; and
•Improved production efficiency and yield.

SOCIAL IMPACT

We are enthusiastic about opportunities to support the betterment of our communities. In 2021 we announced our partnership with George Mason University’s Forensic Science Program to advance forensic science research. Through this partnership, we are providing $300,000 of equipment to establish the world’s first FARO-certified forensic science laboratory. With this equipment, students will receive state-of-the-art training in forensic science technology, and have the opportunity to work alongside law enforcement and government partners such as the George Mason University Police, Fairfax County Police, Fairfax City Police, the US Army and others.

Also in 2021, we implemented formal social commitment programs in the United States and Germany. The overall focus of this initiative is to support STEM education in underrepresented minority communities, which includes mentoring programs, development of technical curriculum, and sponsorships. In 2021, we donated $50,000 in support of these programs and developed partnership with local charitable organization and educational institutions. Programs we supported include the Foundation for Seminole County Public Schools, Cyber Mentors, Germany’s largest online STEM platform for girls, and the Public Education Foundation’s Grants for Great Ideas.

We acknowledge and celebrate days of importance across the globe and support individual volunteerism. In 2022, we added Martin Luther King (“MLK”) holiday as a recognized FARO US holiday and developed a calendar of celebrated days of importance such as International Women’s Day and Earth Day.

GOVERNANCE AND OVERSIGHT

We publish our corporate governance guidelines, board committee charters, company code of ethics and corporate responsibility documents on our website at www.faro.com/about-faro/leadership-and-governance, including our articles of incorporation, bylaws, committee charters, company code of ethics, conflict minerals policy and supplier code of conduct. These documents serve as a framework to assist our Board of Directors in the exercise of its governance responsibilities, among other matters. Our Code of Ethics provides guidelines for business conduct and applies to members of our Board of Directors, our executive officers, employees, contractors, consultants, and others working on our behalf. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our code of conduct by posting such information on our website at the address specified above.

As sustainability has grown to be a key strategic initiative for FARO, we have made various commitments to be delivered throughout 2022 and 2023 aimed at increasing visibility and oversight of our program and activities. Most notable is our commitment to issue our first annual Corporate Social Responsibility (“CSR”) report in 2022, which will outline our program values, goals and metrics as well as provide additional details around our materiality assessments, partnerships, and governance standards. We are actively expanding our corporate training population and publication of our corporate policies to include a full suite of topics within the sustainability landscape. We have committed to further development of our Environmental, Social and Governance website which will house our annual CSR reports as well as published policies, program highlights and promotional materials related to our sustainable product and service offerings.

Board Member Demographics
As of the date of this filing, April 14, 2022, the demographic background of the 8 members on our Board of Directors is as follows:

Board Diversity Matrix (As of April 14, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I. Gender Identity
Directors	2	6	—	—
Part II. Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Undisclosed	—
As this is the first time our diversity statistics are being presented, comparative prior year statistics are not presented.
TDCC Interlocks and Insider Participation
During 2021, Lynn Brubaker, Stephen R. Cole, John Donofrio, Alex Davern, Moonhie Chin, Jeroen van Rotterdam and Yuval Wasserman served as members of the TDCC. None of the TDCC members was, during 2021 or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2021, none of our executive officers served as a member of the board of directors or TDCC of any entity that had one or more executive officers serving as a member of our Board of Directors or TDCC.
Code of Business Conduct and Ethics
The Board of Directors has adopted a Code of Ethics, entitled “Code of Ethics for Senior Financial Officers,” that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Board of Directors has also adopted a Global Ethics Policy applicable to all of our employees. The Code of Ethics for Senior Financial Officers and the Global Ethics Policy are available at no cost on our website at www.faro.com/about-faro/leadership-and-governance or by submitting a written request to FARO Technologies, Inc., Attention: Secretary, 250 Technology Park, Lake Mary, Florida 32746.

2021 DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation earned by each of our non-employee directors during the year ended December 31, 2021. See the Summary Compensation Table contained within “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 31 of this Proxy Statement for the compensation earned by Mr. Burger for his service as both Director and President and CEO during 2021.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)	Total ($)
Lynn Brubaker	73,750	99,981	173,731
John E. Caldwell(4)	29,172	—	29,172
Stephen R. Cole	—	175,832	175,832
John Donofrio	123,750	139,928	263,678
Jeffrey A. Graves, Ph.D.(4)	26,046	—	26,046
Yuval Wasserman	—	172,594	172,594
Jeroen van Rotterdam	45,625	199,965	245,590
Alex Davern(5)	15,000	99,954	114,954
Moonhie Chin(5)	15,000	99,954	114,954
(1)Includes cash retainers earned by each non-employee director during the year ended December 31, 2021. Mr. Caldwell and Dr. Graves both concluded their roles as Directors at the end of the 2021 Annual Meeting of Shareholders and as such received prorated cash retainers for their shortened length of service. Mr. van Rotterdam, Mr. Davern and Ms. Chin joined the Board of Directors on March 17, 2021, October 1, 2021, and October 1, 2021, respectively, and as such they have received prorated cash retainers for their shortened length of service.
(2)Reflects the grant date fair value of restricted stock units or deferred stock units granted to our non-employee directors in 2021, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“FASB ASC Topic 718”). Mr. Cole and Mr. Wasserman both elected to convert all of their respective annual cash retainer fees and chair fees into deferred stock units, which represented a total grant date fair value of $75,852 and $72,613, respectively, in accordance with the 2018 Non-Employee Director Deferred Compensation Plan. Mr. van Rotterdam, Mr. Davern, and Ms. Chin all received their initial equity grants, which represented a total grant date fair value of $99,984, $99,954, and $99,954, respectively, as they joined the Board of Directors on March 17, 2021, October 1, 2021, and October 1, 2021, respectively. Mr. Caldwell and Dr. Graves both concluded their roles as Directors at the end of the 2021 Annual Meeting of Shareholders and as such did not receive the annual restricted stock unit grant on June 1, 2021. Mr. Davern and Ms. Chin joined the Board of Directors subsequent to the June 1, 2021 grant date and as such also did not receive the annual restricted stock unit grant.
(3)As of December 31, 2021, our non-employee directors held the following aggregate number of shares of unvested restricted stock units:

Name	Unvested Restricted Stock Units (#)
Lynn Brubaker	1,329
John E. Caldwell	—
Stephen R. Cole	1,329
John Donofrio	1,860
Jeffrey A. Graves, Ph.D.	—
Yuval Wasserman	1,329
Jeroen van Rotterdam	2,393
Alex Davern	1,483
Moonhie Chin	1,483

The following table shows the restricted stock units awarded to each non-employee director then in office on June 1, 2021, and the aggregate grant date fair value for each award:

Name	Restricted Stock Units (#)	Full Grant Date Fair Value of Award ($)
Lynn Brubaker	1,329	99,981
John E. Caldwell(2)	—	—
Stephen R. Cole	1,329	99,981
John Donofrio	1,860	139,928
Jeffrey A. Graves, Ph.D.(2)	—	—
Yuval Wasserman	1,329	99,981
Jeroen van Rotterdam	1,329	99,981
Alex Davern(1)	—	—
Moonhie Chin(1)	—	—
(1)Non-employee director who joined the Board of Directors subsequent to the June 1, 2021 annual grant date and as such, did not receive a grant as part of this annual grant cycle. Each non-employee director receives an initial equity grant upon joining the Board of Directors as mentioned above.
(2)Non-employee director who concluded their term with the Board of Directors before the June 1, 2021 annual grant date and as such, did not receive a grant as part of this annual grant cycle.
The grant date fair values of the awards shown above are calculated by multiplying the number of shares of restricted stock by the closing price of our common stock on the grant date ($75.23 per share on June 1, 2021).

Terms of Director Compensation Program
We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board, as detailed in the table below. In setting director compensation, we consider Board compensation benchmarks provided by our third party compensation consultant, Compensia. Our Director Compensation Program was amended on July 1, 2021.
The actual aggregate cost of Board compensation in 2021 was $1,064,763. The following table sets forth each component of our Board compensation prior to the amendment that was effective July 1, 2021:

Annual Cash Retainer:	$40,000
Additional Annual Retainers:
Nominating, Governance and Sustainability Committee Chairperson	$10,000
Audit Committee Chairperson	$20,000
Talent, Development, and Compensation Committee Chairperson	$15,000
Nominating, Governance and Sustainability Committee Non-Chair Member	$5,000
Audit Committee Non-Chair Member	$10,000
Talent, Development, and Compensation Committee Non-Chair Member	$7,500
Non-Employee Chairman	$100,000	(a)
Initial Equity Grant	$100,000	(b)
Annual Equity Grant	$100,000	(c)
(a)Payable 50% in cash and 50% in restricted stock units. Restricted stock units are granted annually on the day following the annual meeting of shareholders, and the number of restricted stock units to be granted are determined by dividing the dollar value of the retainer by the closing price of our common stock on the date of grant. The restricted stock units vest on the day prior to the following year’s annual meeting date, subject to the Lead Director’s or non-employee Chairman’s, as applicable, continued membership on the Board as of such date.
(b)Upon election to the Board, each non-employee director receives restricted stock units with a value equal to $100,000, calculated by using the closing price of our common stock on the date of the non-employee director’s election to the Board. The initial restricted stock unit grant vests on the third anniversary of the grant date, subject to the non-employee director’s continued membership on the Board as of such date.
(c)On the day following the annual meeting of shareholders, each director receives restricted stock units with a value equal to that indicated in the above chart, calculated by using the closing price of our common stock on the day following the annual meeting of shareholders. The annual restricted stock unit grant vests the day prior to the following year’s annual meeting date, subject to a director’s continued membership on the Board as of such date.

The following table sets forth each component of our Board compensation following the amendment that was effective July 1, 2021:

Annual Cash Retainer:	$60,000
Additional Annual Retainers:
Nominating, Governance and Sustainability Committee Chairperson	$20,000
Audit Committee Chairperson	$20,000
Talent, Development, and Compensation Committee Chairperson	$20,000
Non-Employee Chairman	$75,000
Initial Equity Grant	$100,000	(a)
Annual Equity Grant	$175,000	(b)

(a)Upon election to the Board, each non-employee director receives restricted stock units with a value equal to $100,000, calculated by using the closing price of our common stock on the date of the non-employee director’s election to the Board. The initial restricted stock unit grant vests on the third anniversary of the grant date, subject to the non-employee director’s continued membership on the Board as of such date.
(b)On the day following the annual meeting of shareholders, each director receives restricted stock units with a value equal to that indicated in the above chart, calculated by using the closing price of our common stock on the day following the annual meeting of shareholders. The annual restricted stock unit grant vests the day prior to the following year’s annual meeting date, subject to a director’s continued membership on the Board as of such date.
Mandatory Board of Director Stock Ownership and Holding Periods
Our non-employee directors are subject to minimum share ownership guidelines. Within two years after joining the Board, each non-employee director is required to own shares of our common stock with a value equal to at least $300,000. The ownership requirement may be satisfied through (i) holdings of equity awards granted by us, the values of which are calculated based on the higher of (a) the then-current value of the equity awards on the date of determining compliance with the minimum share ownership guidelines and (b) the grant date fair value of the equity awards, and/or (ii) shares of common stock purchased by the non-employee director independently, the values of which are calculated based on the closing price of our common stock on the purchase date. Also, each non-employee director must hold shares of our common stock acquired pursuant to the exercise of stock options or vesting of restricted stock for one year after exercise or vesting, as applicable, or until his or her retirement, whichever is earlier; provided that non-employee directors may sell shares to the extent necessary to satisfy tax obligations arising from the vesting of their restricted stock awards. As of December 31, 2021, all of our directors either met, exceeded, or will meet or exceed the minimum share ownership requirement by their mandated deadlines.
Director Deferred Compensation Plan
In October 2018, the TDCC adopted the FARO Technologies, Inc. 2018 Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”). This plan encourages our directors to hold a substantial portion of their compensation in the form of equity, which can only be monetized at the end of their tenure on the Board or in other limited circumstances.
Prior to the first day of each calendar year, each non-employee director may (i) elect to convert all of his or her annual cash retainer fees as well as any annual committee and chair fees other than reimbursements otherwise payable to him or her by the Company into deferred stock units, and (ii) elect to receive all of his or her annual equity grant received during the calendar year in the form of restricted stock units, or defer payment of all such restricted stock units granted to the non-employee director in the calendar year. Each deferred stock unit represents the right to receive one share of our common stock no later than 60 business days following the date the non-employee director incurs a separation of service from the Company, or, in limited circumstances upon a change in control of the Company, cash equal to the fair market value of one share of our common stock on the date of the change in control, pursuant to the 2014 Incentive Plan and the Deferred Compensation Plan.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 2, THE RATIFICATION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.
The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of our independent registered public accounting firm. Grant Thornton LLP has audited our financial statements since 2004. The Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for 2022.
Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of shareholders.
Shareholders are not required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, we are submitting the ratification to our shareholders as a matter of good corporate practice. If our shareholders fail to ratify the appointment of Grant Thornton LLP, the Audit Committee may reconsider the retention of Grant Thornton LLP. Even if the selection of Grant Thornton LLP is ratified, the Audit Committee in its discretion may select a different independent accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and our shareholders.
The affirmative vote of a majority of the votes cast is necessary for approval of the ratification of Grant Thornton LLP. Abstentions will have no impact on the ratification of our independent registered public accounting firm. Because this matter is a routine proposal, there will be no broker non-votes associated with this proposal.

INDEPENDENT PUBLIC ACCOUNTANTS
The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of our financial statements for the years ended December 31, 2021 and 2020, and fees for other services rendered by Grant Thornton LLP during those periods.

	2021	2020
Audit fees (1)	$1,187,343	$1,772,279
Audit-related fees (2)	32,860	32,100
Tax fees	—	—
All other fees	—	—
Total fees	$1,220,203	$1,804,379

(1)Amounts for 2021 and 2020 include the audit of financial statements, review of financial statements included in Quarterly Reports on Form 10-Q, audit of the effectiveness of our internal control over financial reporting and statutory audits required internationally.
(2)Amounts for 2021 and 2020 include fees related to the audit of our employee benefit plan.
The Audit Committee has concluded that the provision of the audit and permitted non-audit services by Grant Thornton LLP in 2021 and 2020 is consistent with maintaining the independence of Grant Thornton LLP.
Pursuant to the Audit Committee charter, the Audit Committee pre-approved all services provided by Grant Thornton LLP. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by our independent auditors. Pursuant to these policies and procedures, the Audit Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, to grant such pre-approvals, provided that decisions of such subcommittee(s) to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.

REPORT OF THE AUDIT COMMITTEE
Under the Audit Committee charter, the Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the system of internal control over financial reporting and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has, among other things, the responsibility to monitor and oversee these processes.
The Audit Committee has:
(1) reviewed and discussed the Company’s audited financial statements with management;
(2) discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
(3) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The Audit Committee also considered the impact of non-audit services on the auditor’s independence.
The Audit Committee reviewed with the independent accountants the overall scope and specific plans for its audit. Without management present, the Committee met with the independent accountants to review the results of their examinations, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee reviewed and discussed the Company’s audited financial statements with the independent accountants.
Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
Audit Committee:

Stephen R. Cole, Audit Committee Member (Chair)
Lynn Brubaker, Audit Committee Member
John Donofrio, Audit Committee Member
Yuval Wasserman, Audit Committee Member
Jeroen van Rotterdam, Audit Committee Member
Alex Davern, Audit Committee Member
Moonhie Chin, Audit Committee Member

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 3, THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Section 14A of the Exchange Act provides shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers. This advisory vote is commonly known as “Say-on-Pay.” Accordingly, the Board of Directors is asking our shareholders to indicate their support for the compensation of our named executive officers, as disclosed in this Proxy Statement. Consistent with the results of the most recent non-binding advisory vote in 2017 regarding the frequency of the “Say-on-Pay” vote, we currently intend to conduct this advisory vote annually.
This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation program and practices. The TDCC endeavors to ensure that the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates, and retains executives over the long-term and aligns their interests with those of our shareholders. The TDCC strives to provide total compensation relating to the President and CEO, the other named executive officers and all other employees at the Vice President level and above reporting directly to the President and CEO, that is fair, reasonable and achieves the objective described above. Our executive compensation program includes a significant performance-based component, in the form of a short-term annual incentive award, as well as a substantial emphasis on “at-risk,” equity-based long-term incentives. Please read the Compensation Discussion and Analysis, together with the related compensation tables and narrative disclosure below, for a detailed explanation of our executive compensation program and practices.
At our annual meetings of shareholders held in May 2019, May 2020 and May 2021, approximately 96%, 98% and 98%, respectively, of the votes cast on the Say-on-Pay proposal at each of those meetings were voted in favor of the proposal. In 2019, the TDCC developed, with the advice of Compensia, Mr. Burger's compensation arrangements and terms as our new President and CEO. For more information regarding the changes made to our executive compensation program, see “Executive Compensation—Compensation Discussion and Analysis—Consideration of Prior Year Say-on-Pay Vote,” beginning on page 33 of this Proxy Statement.
    The Board is asking our shareholders to vote “FOR” the following non-binding resolution:
“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the related compensation tables and narrative disclosure, in the Proxy Statement is hereby approved on an advisory basis.”
The approval of this proposal requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter. As an advisory vote, the result will not be binding on the Board; however, the TDCC, which is comprised solely of independent directors, will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and practices.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of March 25, 2022:

Name	Age	Principal Position
Michael D. Burger	63	President and Chief Executive Officer
Allen Muhich	54	Chief Financial Officer
Kevin Beadle	64	Senior Vice President of Sales

Michael D. Burger was appointed as our President and Chief Executive Officer ("CEO") on June 17, 2019. Prior to joining the Company, Mr. Burger was President and Chief Executive Officer and a member of the board of directors of Electro Scientific Industries, Inc., a leading supplier of innovative laser-based microfabrication solutions for industries reliant on microtechnologies, from October 2016 to February 2019, when it was acquired by MKS Instruments, Inc. Prior to joining Electro Scientific Industries, Inc., Mr. Burger was President and Chief Executive Officer of Cascade Microtech, Inc., a manufacturer of advanced wafer probing, thermal and reliability solutions for the electrical measurement and testing of high performance semiconductor devices, from July 2010 to June 2016. From April 2007 to February 2010, Mr. Burger served as the President and Chief Executive Officer and as a member of the board of directors of Merix Corporation (“Merix”), a printed circuit board manufacturer. Mr. Burger also served as a member of the Board of Directors of ViaSystems Group, Inc. from February 2010 after it acquired Merix until May 2015. From November 2004 until joining Merix, Mr. Burger served as President of the Components Business of Flextronics Corporation. From 1999 to November 2004, Mr. Burger was employed by ZiLOG, Inc., a supplier of devices for embedded control and communications applications. From May 2002 until November 2004, Mr. Burger served as ZiLOG's President and a member of its board of directors. Mr. Burger holds a B.S. degree in Electrical Engineering from New Mexico State University and a certificate from the Stanford University International Executive Management Program.
Allen Muhich has served as our Chief Financial Officer since July 2019. Prior to joining the Company,
Mr. Muhich served as Vice President, Chief Financial Officer and Corporate Secretary of Electro Scientific Industries, Inc., a leading supplier of innovative laser-based microfabrication solutions for industries reliant on microtechnologies, from December 2017 to February 2019, when it was acquired by MKS Instruments, Inc. Prior to joining Electro Scientific Industries, Inc., Mr. Muhich was Chief Financial Officer of ID Experts, a provider of identity protection services, from February 2016 to
November 2017, as well as Chief Operating Officer from January 2017 to November 2017. Prior to that, Mr. Muhich served as Chief Financial Officer of Smarsh, Inc., a provider of cloud-based archiving solutions, from March 2015 to February 2016, as Chief Financial Officer and Vice President of Finance of Radisys Corporation, a leading provider of open telecom solutions, from May 2011 to March 2015, as Vice President of Finance and Corporate Controller at Merix Corporation, a global manufacturer of the printed circuit boards from September 2006 to May 2010, and spent the previous 15 years in financial management in the office printing business at Tektronix, Inc. and Xerox Corporation. Mr. Muhich holds a B.A. degree in Accounting from Western Washington University.
Kevin Beadle has served as our Senior Vice President of Sales since December 2019. Prior to joining the Company, Mr. Beadle served as the President of Silicon IP and Secure Protocols for Inside Secure, a company that specializes in security solutions for mobile and connected devices, providing software, silicon IP, tools and know-how needed to protect customers’ transactions, content, applications, and communications from January 2017 to November 2019 and also served as the Vice President of Americas from January 2014 to December 2016. Prior to joining Inside Secure in 2014, Mr. Beadle held leadership and management positions at Fairchild Semiconductor, Wolfson Microelectronics, and Intel Corporation. Mr. Beadle holds a B.A. degree in Engineering Science from the University of Texas and an Executive MBA Degree from Stanford University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
    The TDCC oversees, among other things, the development of our executive compensation programs, policies and practices. This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for 2021. The guiding principles and fundamental objectives of the executive compensation program are as follows:
•align our senior leadership team's interests with interests of our shareholders by establishing clear performance goals that are quantifiable and focused on our success while balancing both short-term and long-term objectives;
•attract, retain and motivate our senior leadership team by providing competitive compensation arrangements;
•provide operational, financial and strategic objectives to each member on our senior leadership team; and
•recognize company performance in addition to individual performance.
Following this CD&A, you will find a series of tables and narrative disclosures containing specific data about compensation earned in 2021 by the following individuals, whom we refer to as our named executive officers:

Name	Title
Michael D. Burger	President and Chief Executive Officer (“CEO”)
Allen Muhich	Chief Financial Officer
Kevin Beadle	Senior Vice President of Sales
Katrona Tyrrell	Former Chief People Officer, Senior Vice President, Human Resources
Changes in Executive Leadership
Effective June 28, 2021, Katrona Tyrrell resigned from her position as Chief People Officer, Senior Vice President, Human Resources.

Executive Summary
Strategy
In February 2020, we outlined our new strategy with the primary objective of realizing profitable revenue growth that would ultimately drive increased long-term shareholder value. Our Board of Directors approved a global restructuring plan (the “Restructuring Plan”), which supports our strategic plan and broadly relies on the following key tenants:
•Create a reduced cost structure that would enable us to realize our financial success model of 20% adjusted EBITDA, on a relatively flat 2019 revenue, by targeting $40 million in annualized savings;
•Enable revenue growth through long-term product differentiation by better understanding our customer needs and delivering hardware and software solutions that solve their problems better than our competitors; and
•A focus on customers in our large and growing targeted markets, namely 3D Metrology, Architecture, Engineering & Construction and Public Safety Analytics.
During 2021, we made significant progress in these key tenants. We have continued to globalize administrative processes which allowed the elimination of redundant resources. On July 15, 2021, we entered into a manufacturing services agreement (the “Agreement”) with Sanmina Corporation (“Sanmina”), in connection with the Restructuring Plan. Under the Agreement, Sanmina will provide manufacturing services for the Company’s measurement device products currently manufactured at the Company’s Lake Mary, Florida, Exton, Pennsylvania, and Stuttgart, Germany manufacturing sites. A phased transition to a Sanmina production facility is expected to be completed by the end of the second quarter of 2022 as part of our cost reduction initiative. Our initiative to contract with third party manufacturer, Sanmina, and outsource our manufacturing processes will enable our organization to shift our focus towards continuing to drive key product innovation to better serve our markets. Currently, we have achieved $39.6 million in annualized Non-GAAP savings that were realized by the end of 2021 which included the decrease of total headcount by approximately 500 employees since the start of the Restructuring Plan. In connection with the implementation of our Restructuring Plan, we recorded a pre-tax charge of approximately $7.4 million in 2021, which primarily consisted of severance and related benefits, professional fees and other related charges and costs. The Company expects to pay approximately $4 million in 2022, primarily consisting of severance and related benefits.
We also made meaningful progress toward our objective of growing revenue in our target markets. Since our launch of our new Quantum Max ScanArm in July of 2021, we have continued to receive positive customer feedback and wide acceptance for the tool across all geographic regions. As a result, fourth quarter volumes increased 43% sequentially as customers realized greater value from the speed, accuracy and versatility of the Quantum Max, which increases their productivity in metrology grade scanning applications. We are beginning to see signs of accelerated legacy tool replacement, as well as customers new to FARO, embracing our differentiated solution. We view this as a positive indicator and validates our strategy of early customer engagement to better understand their needs, leading to differentiated solutions that generate higher customer value and additional product demand. In the fourth quarter of 2021, we continued to see strong demand for our photogrammetry based solution, which we acquired through the HoloBuilder acquisition in June of 2021. HoloBuilder's unique workflow, which combines hardware agnostic image capture, artificial intelligence-based task automation, and an intuitive time-phased image viewer has wide-ranging applications across a broad set of markets. HoloBuilder is delivered via a Software as a Service ("SaaS") business model. We are initially focusing on construction and facilities management markets, but we expect to broaden our focus as capabilities in this area continue to expand and mature.

Company Performance in 2021
In 2021, we recorded $337.8 million in total sales in 2021, an increase of 11.2% over 2020. Adjusted EBITDA* was $23.8 million in 2021, or 7.0% of sales, compared to Adjusted EBITDA* of $9.9 million, or 3.3% of sales, in 2020. We maintained cash and cash equivalents of $122.0 million and no debt as of December 31, 2021.
*Note: Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of adjusted EBITDA to the most directly comparable GAAP financial measure is provided in Appendix A to this proxy statement.
Total Shareholder Return
    Our one-year Total Shareholder Return (“TSR”) as of December 31, 2021 was -0.9%, which fell behind our industry group, peer group, and the Russell 2000 index. Our three-year TSR as of December 31, 2021 of 72.3% was above the Russell 2000 Index and below our industry group and peer group. For a discussion of the companies in our peer group, see “Review of Peer Group Practices” below. We use the Global Industry Classification Standard (GICS) Subcode 4520 (Technology Hardware and Equipment) developed by Standard & Poor’s Financial Services LLC and MSCI Inc. as our industry group.

Consideration of Say-On-Pay Advisory Vote
At our 2021 annual meeting of shareholders, approximately 98% of the votes cast on the annual say-on-pay vote were voted in favor of the proposal. The TDCC believes that this level of affirmative votes conveyed our shareholders' support of the TDCC's decisions and our existing executive compensation programs. The TDCC reviewed the final vote results and has not made any material changes to our executive compensation programs or policies as a result of the vote.

Overview of 2021 Compensation
The primary components of our 2021 executive compensation for the named executive officers and, their objectives are set forth in the table below. In determining the amount to pay each executive officer, the TDCC considered various factors, including market data, individual roles and responsibilities, and individual performance.

Component	Description	Objective
Base Salary	Fixed cash compensation; reviewed annually	Provide base compensation amount aligned with market
Short-Term Incentives	Variable cash compensation based on performance against annual goals	Provides incentive and motivation for achievement of key objectives
Performance-Based Restricted Stock Units	Variable compensation with payout in shares based upon total shareholder return (relative performance to the Russell 2000 Index) over a three-year performance period	Aligns executive interest with long-term shareholder value creation
Time-Based Restricted Stock Units	Variable compensation with payout in shares subject to annual vesting over a three-year time period	Provides retention and aligns executive interest with long-term shareholder value creation

Executive Compensation Objectives and Philosophy
The TDCC endeavors to ensure the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates, and retains executives over the long-term and aligns their interests with those of our shareholders. The TDCC strives to provide total compensation to the President and CEO, the other named executive officers and all other employees at the Vice President level and above reporting directly to the President and CEO that is consistent with market conditions and achieves the objective described above. Our executive compensation program includes a significant performance-based component in the form of “at-risk,” equity-based long-term incentives, which in 2021 took the form of a combination of time-based restricted stock units (“TRSUs”) and performance-based restricted stock units (“PRSUs”).
The TDCC has responsibility for establishing, implementing and monitoring adherence with our compensation philosophy. For more information regarding the TDCC’s duties and responsibilities, see pages 14 through 16 of this Proxy Statement.
Compensation Governance Highlights
    The TDCC and Company management are mindful of evolving practices in executive compensation and corporate governance. The following policies and practices we maintain are:
•The long-term incentive equity awards granted to our named executive officers include a performance-based equity component representing 50% of the granted value.
•We do not offer newly hired executives “single-trigger” change-in-control cash severance features payable solely upon the occurrence of a change in control.
•The Amended and Restated Change in Control Severance Policy does not provide for excise tax gross-up.
•The 2014 Incentive Plan and the proposed 2022 Equity Incentive Plan prohibits cash buyouts of stock options.
•We maintain a compensation clawback policy, as further described on page 39 of this Compensation Discussion and Analysis.
•We have a stock ownership policy for our non-employee directors and executive officers, as further described on pages 25 and 39 of this Proxy Statement, respectively.
•Our Company's Insider Trading Policy prohibits hedging and pledging of Company securities by our directors and executive officers.
•The TDCC has determined that the work of its current compensation consultant, Compensia, has not raised any conflicts of interest.

The TDCC has retained compensation consultants from time to time, including for formal director compensation studies in 2015 and 2021 and a formal executive compensation studies in 2018, 2019, and 2021. Such consultants are frequently consulted during the year on various matters and annually to informally update the TDCC on matters delegated to the committee under its charter.
Executive Compensation Components
Base Salary
When setting base salaries, the TDCC considers the Company's overall financial performance and outlook, the compensation levels of comparable positions within our peer group, and each executive’s experience, expertise, level of responsibility, seniority, leadership qualities, professional advancement, individual accomplishment, and other significant contributions to our success. When setting the salaries for the executive officers other than the President and CEO, the TDCC also considers the President and CEO’s recommendations and the prior performance review conducted by the President and CEO. The base salaries of certain of our named executive officers are as follows:

Name	2021 Base Salary	% Increase (Decrease) from 2020
Mr. Burger(1)	$700,000	-%
Mr. Muhich(1)	$382,130	-%
Mr. Beadle(1)	$310,000	-%
Ms. Tyrrell(1)	$298,981	-%
(1) In February 2021, the TDCC determined to leave executives' salary unchanged.
Short-Term Incentives
Annual short-term cash incentive opportunities are expressed as a percentage of each participant’s base salary. The target award opportunity for Mr. Burger, Mr. Muhich, Mr. Beadle and Ms. Tyrrell in 2021 was 100%, 65%, 60% and 40% of their respective base salaries. As Ms. Tyrrell's employment was terminated during 2021, she was not eligible for a short-term cash incentive payout for 2021.
The TDCC retains the discretion to adjust the annual incentives upward or downward on a subjective basis to ensure an equitable result. The TDCC did not exercise its discretion to adjust the annual incentives upward or downward for 2021.
In accordance with its standard practice, at the beginning of 2021, the TDCC determined that revenue and adjusted EBITDA, each at a 50% weighting, would be the metrics used for determining awards under the Company’s short-term incentive plan (“STIP”), which provides an annual cash incentive to the Company’s management team, including its executive officers. Threshold, target and maximum levels for each metric were established based on the Company’s 2021 annual operating plan.
Company Financial Performance to Goals. The TDCC reviewed and approved the 2021 financial performance targets and 2021 actual performance results, each of which is set forth below ($ in millions):

	Threshold	Target	Maximum	Actual	Weighting
Revenue	$312.6	$347.3	$400.0	$335.2	50%
Pre-STIP Adjusted EBITDA	$23.7	$48.0	$79.6	$30.0	50%
The 2021 STIP that was approved with the Board's approval of the Company's 2021 budget in February 2021, included payouts equal to 25% of the target at threshold, 100% at target, and 200% at maximum of the target award opportunity for each named executive officer. Accordingly, financial performance achievement at threshold, target and maximum levels, weighted 50% on revenue and 50% on adjusted EBITDA, would result in payouts equal to 12.5%, 50% and 100%, respectively, of the target award.
Aggregate Performance Results. As a result of our 2021 performance plan goals, the short-term incentive award earned by each named executive officer was 59.0% of such executive’s short-term incentive award target. The payout represents a 74% achievement of our Revenue goal and 44% achievement for the Adjusted EBITDA performance goal calculated using the linear interpolation relationship between payout thresholds. Neither EBITDA or revenue target performance goals were achieved, resulting in a total % payout below 100% reflecting the pay for performance plan design.

Long-Term Incentives
Grants to executives of equity incentive compensation are determined by the TDCC and are designed to align a portion of the executive compensation package with the long-term interests of our shareholders. The long-term equity incentive awards granted in 2021 to Messrs. Burger, Muhich, Beadle and Ms. Tyrrell considered the advice of its compensation consultant, Compensia. As a result, the TDCC determined the mix and vesting of equity awards granted to our named executive officers in 2021 as follows: (1) 50% of the value of the equity awards was in the form of PRSUs, which vest at the end of three years based upon the Company's relative total shareholder return ("TSR") compared to the TSR of the companies in the Russell 2000 Growth Index and pre-established thresholds; and (2) 50% of the value of the equity awards was in the form of TRSUs that vest in equal installments over three years. The TDCC typically grants fair value of the equity incentive awards to approximate the median of our peer group, with adjustments as necessary for the individual executive due to retention concerns and performance.
Grant Policy. We have adopted an equity award grant policy to (i) grant equity incentives for current employees annually on the later to occur of (a) the date the award is approved and (b) the second business day following the filing of our Annual Report on Form 10-K, which usually occurs in late February or early March of each year, and (ii) grant equity incentives for newly hired individuals granted on the first day of the month following the later of their respective date of hire or the date the award was approved. The annual grant of equity incentive awards is made without regard to the timing of the release of any other material information that may not be contained in the annual earnings release, as well as without regard to whether possible positive or negative information is contained in the annual earnings release.
2021 Annual Grants. The TDCC established the following target long-term equity award values based on recommendations from Compensia, our compensation consultant, and market data for the 2021 grants for Messrs. Burger, Muhich, Beadle and Ms. Tyrrell. The TDCC for each executive also establishes long-term equity award values based upon the executive's 2020 performance and retention considerations. TRSUs granted in 2021 to executives as part of the annual equity grant program are earned and vest in three annual installments, provided that the grantee is employed by us on the vesting date. The PRSUs will be earned based on how our total shareholder return, or TSR, compares to the TSR of the Russell 2000 Growth Index during the performance period from February 19, 2021 to February 19, 2024 (the “Relative TSR”). Up to 200% of the target number of performance-based RSUs granted may be earned based on our Relative TSR during the performance period.
    The following TRSUs and PRSUs were granted in relation to the 2021 annual equity grant:

Name	Grant Date	TRSUs	PRSUs
Mr. Burger	2/19/2021	11,930	11,931
Mr. Muhich	2/19/2021	3,660	3,661
Mr. Beadle	2/19/2021	1,899	1,900
Ms. Tyrrell	2/19/2021	1,621	1,621

Role of the Compensation Consultant
The TDCC has the authority to retain consultants and to obtain advice and assistance from other external legal, accounting or other advisors, at the Company's expense. The TDCC engaged Compensia as its compensation consultant with respect to the 2018 through 2021 board and executive compensation. In this role, the designated compensation consultant reports to and is instructed by the TDCC. Compensia provides no other services to the Company. The TDCC has the sole authority to approve the fees and other terms and conditions of any engagement with its independent advisor. The TDCC annually considers the independence of its designated compensation consultant relative to the six factors prescribed by the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market (“Nasdaq”), and has concluded that the work of Compensia as the TDCC’s compensation consultant does not raise any conflict of interest.
During 2021, Compensia’s services to the TDCC were primarily with respect to consultations regarding, among other matters, (i) updated market data and compensation trends for new executive hires; (ii) updated market data and compensation trends generally; (iii) specific updated market data regarding compensation for each of our executive officer roles; and (iv) a high-level evaluation of our executive compensation program relative to best practices.
In the years when a full competitive review of our compensation programs is not done, the TDCC retains the compensation consultant to informally update the TDCC on matters that have been delegated to the TDCC under its charter.
Role of the President and CEO in Compensation Decisions
The President and CEO reviews and evaluates, on both an annual and mid-year basis, the employees who report directly to him, including the other named executive officers. The President and CEO also reviews and evaluates the recommendations made with respect to other executive officers and recommends any modifications that he deems appropriate. The President and CEO reviews his overall findings with the TDCC, including his review of the employees who report directly to him, and then recommends to the TDCC equity and non-equity awards and annual compensation adjustments for all executive officers, other than himself.
Review of Peer Group Practices
The TDCC reviews and analyzes the executive compensation program using a Peer Group representative of companies of similar size and revenue to determine whether it provides reasonable compensation at appropriate levels when compared to market. The TDCC periodically engages an independent compensation consultant, Compensia, for this analysis and review. The most recent comprehensive competitive market study conducted by Compensia was completed in the fourth quarter of 2021 which resulted in a change to the peer group composition to reflect our shift into software-driven markets which will be used to make executive compensation decisions in 2022.
With respect to making its 2021 compensation decisions, the following companies were included in the peer group:

Company	Ticker	Industry Description
3D Systems	DDD	Technology Hardware, Storage & Peripherals
8x8, Inc.	EGHT	Application Software
A10 Networks Inc.	ATEN	Systems Software
American Software, Inc.	AMSWA	Application Software
Avid Technology, Inc.	AVID	Technology Hardware, Storage & Peripherals
Axcelis Technologies, Inc.	ACLS	Semiconductor Equipment
Cerence, Inc.	CRNC	Application Software
CTS Corporation	CTS	Electronic Manufacturing Services
FormFactor, Inc.	FORM	Semiconductor Equipment
InterDigital, Inc.	IDCC	Application Software
Knowles Corporation	KN	Electronic Components
Momentive Global Inc.	MNTV	Application Software
Novanta Inc.	NOVT	Electronic Equipment and Instruments
PROS Holdings, Inc.	PRO	Application Software
Rogers Corporation	ROG	Electronic Components
SPS Commerce, Inc.	SPSC	Application Software
Thermon Group Holdings, Inc.	THR	Electrical Components and Equipment
Upland Software, Inc.	UPLD	Application Software
Veeco Instruments Inc.	VECO	Semiconductor Equipment
Vicor Corporation	VICR	Electrical Components and Equipment
Zuora, Inc.	ZUO	Systems Software

These companies were selected based on a variety of criteria, with a focus on being reasonably comparable to the Company in terms of industry focus, global operational scope, revenue size, and market value.
When setting compensation levels, the TDCC reviews and considers the competitive market information obtained from these studies and intends for total direct compensation (base salary, annual incentive awards and the grant date fair value of long-term equity awards) to approximate the median of the peer group. The peer group data, however, is not determinative of the executives’ compensation; instead, the TDCC uses the peer group data as one of many inputs in its deliberations, which also include discussions of economic and industry conditions, current and anticipated Company performance, individual executive performance and potential performance, and internal pay equity. In considering these and other factors, the TDCC does not seek to specifically weight each factor but rather considers them in the aggregate and exercises judgment.
Employment Agreements and Amended and Restated Change in Control Severance Policy
Employment Agreements. We have entered into an employment agreement with Mr. Burger that provides for severance benefits. As described in greater detail under “Potential Payments Upon Termination or Change in Control” on pages 46 through 49 of this Proxy Statement, pursuant to this employment agreement, Mr. Burger is entitled to severance benefits in the event of the termination of his employment by us other than for cause or disability, by our providing written notice of non-extension of the employment period set forth in the agreement or resignation by Mr. Burger for good reason. Severance protection plays an important role in attracting, motivating and retaining highly talented executives.
Amended and Restated Change in Control Severance Policy. Mr. Burger is also covered by our Amended and Restated Change in Control Severance Policy, or the CIC Policy, with the additional provision set forth in his employment agreement that if the target amount of Mr. Burger’s annual cash bonus for the year in which a qualifying termination (as defined in CIC Policy) takes place is greater than the aggregate of (i) the bonus amount (as defined in the CIC Policy) and (ii) the pro-rated bonus amount provided for in the Policy, then he will receive such target amount in lieu of the bonus amounts described in clauses (i) and (ii) above. In addition, if during the period of time beginning with a change in control (as defined in the CIC Policy) and ending 12 months following such change in control, the Company terminates Mr. Burger’s employment other than for cause or his employment terminates due to his resignation for good reason, as of the date of such termination, (a) any outstanding and unvested stock options held by him will become fully exercisable, (b) any outstanding time-vesting, stock-based awards held by him will become fully vested and payable and (c) any outstanding performance-vesting stock-based awards will become fully vested and payable at the greater of actual performance or target.
Executive Severance Plan. On February 14, 2019, the Board adopted the FARO Technologies, Inc. Executive Severance Plan (the “Executive Severance Plan”), which provides eligible employees at the senior vice president level or above who are not otherwise covered by an individual employment agreement that provides severance benefits in the event they are involuntarily terminated by us other than for cause or as a result of his or her death or disability. This plan was adopted to formalize severance benefits for those eligible employees. Mr. Muhich and Mr. Beadle are participants in the Executive Severance Plan. Ms. Tyrrell was a participant in the Executive Severance Plan up until her termination in 2021.
Policies Regarding Termination and/or Change-in-Control Benefits Payable to New Hires. It is the TDCC’s intention that it will provide change-in-control protection to newly-hired executives in the form of (i) acceleration of vesting for outstanding equity awards under the Company's 2014 Incentive Plan, and (ii) severance benefits under the CIC Policy. The TDCC recognizes, however, that in the context of a change-in-control transaction, certain payments, such as retention bonuses, may be advisable. Accordingly, the TDCC retains the discretion to enter into such arrangements in the event of an actual change-in-control transaction.
Executive Benefits and Perquisites
We provide limited perquisites and personal benefits to our named executive officers, including, among other items, relocation and temporary housing expense benefits for newly hired executive officers. We do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives.
The named executive officers participate in our Vice President and Above Life Insurance Plan (the “Life Insurance Plan”) and Executive Long-Term and Short-Term Disability Plans. Under the Life Insurance Plan, we pay all required premiums for life insurance on executive officers, which includes the named executive officers. The named executive officers also have a life insurance benefit of three (3) times their annual salary up to a maximum benefit of $750,000. After age 65, benefits are reduced as follows:
•35% reduction after the age of 65;
•an additional 25% of the original amount at the age of 70; and
•an additional 15% of the original amount at the age of 75.
Our Long-Term Disability Plan is intended to replace a reasonable amount of an executive officer’s income upon disability. The plan provides a total benefit in the event of a qualifying disability of up to 60% of pre-disability income, with a maximum benefit of $15,000 per month paid up until the age of 65 or longer (depending on when the participant becomes disabled). Further, the Company offers additional individual disability insurance ("IDI") that provides incremental benefit above the aforementioned maximum benefit of the Company's Long-Term Disability Plan to 66.67% of an enrolled executive's pre-tax base salary, up to a combined total maximum monthly benefit of $30,000 per month.
The named executive officers also participate in various health and welfare programs generally available to all employees. All employees, including named executive officers, who participate in our 401(k) plan are eligible to receive a 100% match on the first 1% of compensation deferred and a 50% match on each additional dollar of compensation deferred, up to a maximum of 6% of their compensation, not to exceed the maximum allowed by the Internal Revenue Service.

Corporate Tax and Accounting Considerations
Historically, Section 162(m) of the Code generally disallowed a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officer and the three other highest paid executive officers, other than the chief financial officer. Qualifying performance-based compensation was not subject to the deduction limit if certain requirements were met. With the passage of the U.S. Tax Cuts and Jobs Act of 2017, Section 162(m) was amended to repeal the performance-based compensation exemption from the deduction limit and to include compensation paid to chief financial officers, effective for taxable years beginning after December 31, 2017. As a result, compensation paid in 2018 and later years to our named executive officers in excess of $1 million is not deductible unless it qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as of November 2, 2017. The TDCC considers tax deductibility when making executive compensation decisions, but reserves the right to award compensation that is not fully tax deductible when viewed as necessary to accomplish other compensation program objectives. The TDCC believes that our shareholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation may result in non-deductible compensation expense.
Stock Ownership Guidelines
The TDCC has adopted stock ownership guidelines to directly align the interests of executive officers with the interests of our shareholders. Under these guidelines, the President and CEO is required to own stock having a value equal to six times his annual base salary and the other executive officers are required to own stock having a value equal to two times their annual base salary. The ownership requirement may be satisfied through holdings of (i) equity awards granted by the Company, the values of which are calculated based on the higher of (a) the grant date fair value of the equity awards or (b) the then-current value of the equity awards on the date compliance is determined, and/or (ii) shares of common stock purchased by the executive independently, the values of which are calculated based on the closing price of our common stock on the purchase date. Each executive officer must comply with the minimum ownership requirements within five years after he or she becomes subject to the policy or the executive will be precluded from subsequent sales and transfer of shares and options awarded to the executive under our equity incentive plans. The TDCC periodically reviews the status of each executive’s equity holdings relative to our stock ownership guidelines. Our current executive officers are in compliance with the policy.
Compensation Clawback Policy
In April 2011, the TDCC adopted a clawback policy with respect to the performance-based compensation awarded to our executive officers. The clawback policy requires that, in the event of a restatement of our financial statements that reduces the amount of performance-based compensation an executive officer would have received under the restated results, and if a court determines that an executive officer engaged in fraud or intentional illegal conduct that materially contributed to the need for the restatement, an independent committee of the Board must seek, subject to certain exceptions, to recover from that executive officer the after-tax difference between the performance-based compensation actually awarded to the officer and the amount the officer would have received under the restated financials.
Insider Trading Policy
Our Insider Trading Policy prohibits hedging and pledging of Company securities by our directors and executive officers. None of our directors or executive officers have any shares that are pledged to third parties. Under FARO’s Insider Trading Policy, all directors, officers and employees of the Company and their respective household members (collectively, “Covered Persons”), including any entities influenced or controlled by a Covered Person, are prohibited from engaging in short sales or hedging transactions involving FARO securities, including forward sale or purchase contracts, equity swaps or exchange funds. Covered Persons are also prohibited from engaging in puts, calls or other options or derivative instruments involving FARO securities. Further, we do not allow Covered Persons to pledge FARO securities at any time, which includes having FARO stock in a margin account or using FARO stocks as collateral for a loan.

Talent, Development & Compensation Committee Report
The TDCC has the overall responsibility of evaluating the performance and determining the compensation of the President and CEO and approving the compensation structure for the Company’s other executive officers. In fulfilling its responsibilities, the TDCC has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the TDCC recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2022 Annual Meeting of Shareholders for filing with the SEC, and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 16, 2022.
Talent Development & Compensation Committee:
Yuval Wasserman, TDCC Member (Chair)
Lynn Brubaker, TDCC Member
Stephen R. Cole, TDCC Member
John Donofrio, TDCC Member
Jeroen van Rotterdam, TDCC Member
Alex Davern, TDCC Member
Moonhie Chin, TDCC Member

Summary Compensation Table
    The following table sets forth information concerning compensation paid to or earned by our named executive officers for the years ended December 31, 2021, and, if applicable, December 31, 2020 and December 31, 2019.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(7)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Michael D. Burger	2021	700,000	—	2,837,935	413,000	12,064	3,962,999
President and Chief Executive Officer	2020	700,000	—	2,299,778	480,900	26,778	3,507,456
	2019	350,000	500,000	3,653,082	377,808	77,529	4,958,419

Allen Muhich	2021	382,130	—	870,750	146,547	1,914	1,401,341
Chief Financial Officer	2020	376,223	—	689,847	170,640	14,477	1,251,187
	2019	144,119	200,000	1,150,197	104,388	7,360	1,606,064

Kevin Beadle	2021	310,000	—	451,861	109,740	8,056	879,657
Senior Vice President of Sales	2020	310,000	—	356,403	127,782	11,454	805,639

Katrona Tyrrell	2021	170,765	40,000	310,256	—	309,545	830,566
Former Chief People Officer (6)	2020	294,359	—	395,310	82,160	11,475	783,304
	2019	288,347	—	283,302	—	8,483	580,132

(1)Salary adjustments, if any, are applied each year in March. In 2021, as a result of a peer based compensation review performed by the TDCC, no executives received base salary adjustments. Ms. Tyrrell resigned from her position as Chief People Officer, Senior Vice President, Human Resources on June 28, 2021. Accordingly, the amounts in this column, which represent actual amounts earned in the applicable year, may differ from the base salary amounts discussed in the Compensation Discussion and Analysis.
(2)The amounts shown in this column for 2019 represent sign-on bonuses paid to the applicable named executive officer. The amount shown for Ms. Tyrrell in this column for 2021 represents a spot bonus paid in accordance with her Transition Agreement.

(3)Reflects the grant date fair value of stock awards granted in the applicable year, determined in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of the PRSUs are included in Note 13 (“Stock Compensation Plans”) to our audited financial statements for the year ended December 31, 2021 and December 31, 2020, included in our Annual Report on Form 10-K respectively filed with the SEC on February 16, 2022 and February 17, 2021. For 2021, the amounts reported in this table include the grant date fair value of the PRSUs, assuming probable achievement. Assuming maximum achievement, the grant date fair value of these awards for each of Mr. Burger, Mr. Muhich, Mr. Beadle and Ms. Tyrrell would have been $2,200,076, $675,088, $350,360 and $298,912 respectively. For 2020, the amounts reported in this table include the grant date fair value of the PRSUs, assuming probable achievement. Assuming maximum achievement, the grant date fair value of these awards for each of Mr. Burger, Mr. Muhich, Mr. Beadle and Ms. Tyrrell would have been $2,000,029, $599,972, $309,942 and $343,830, respectively. For 2019, the amounts reported in this table include the grant date fair value of the PRSUs, assuming probable achievement. Assuming maximum achievement, the grant date fair value of these awards for each of Mr. Burger, Mr. Muhich and Ms. Tyrrell would have been $2,999,997, $999,991 and $238,724, respectively.
(4)The amounts shown in this column reflect the named executive officer’s annual short-term incentive or performance awards earned during the reported year but paid in the following year.
(5)Includes for 2021:

	Short-Term Disability Premiums ($)	Long-Term Disability Premiums ($)	Life Insurance Premiums ($)	401(k) Match ($)	Relocation Costs ($)	Severance Benefits ($)		Total ($)
Mr. Burger	684	420	810	10,150	—	—		12,064
Mr. Muhich	684	420	810	—	—	—	12,064	1,914
Mr. Beadle	684	420	810	6,142	—	—		8,056
Ms. Tyrrell	395	242	467	9,460	—	298,981		309,545
(6)The amount shown for Ms. Tyrrell for 2021 in the Stock Awards column includes a reduction of $75,331 in the fair value of RSUs granted to Ms. Tyrrell in 2019, 2020, and 2021 that were modified to completely vest in 2021 pursuant to her Transition Agreement. Further, the amounts shown for Ms. Tyrrell for 2021 in the All Other Compensation column includes a severance benefit of $298,981 of which $137,991 was paid in 2021.
(7)The increase in executive stock awards from 2020 to 2021 resulted from additional stock award granted in alignment with market target values. Per our plan design, 50% of executive stock compensation is delivered through PRSUs which are directly tied to TSR performance. As TSR performance in 2021 has underperformed peers, the actual 2021 PRSU grant value as of April 14, 2022 was valued at $0, which demonstrates our pay for performance plan design. Executive base compensation and target bonus remains unchanged.

Chief Executive Officer Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Burger, our President and CEO:
    For 2021, our last completed year:
▪the median of the annual total compensation of all employees for our Company (other than our President and CEO) was $57,631; and
▪the annual total compensation of our President and CEO, was $3,962,999.
Based on this information for 2021, we estimate that the ratio of our President and CEO’s annual total compensation to the annual total compensation of our median employee was 69:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K.
The median employee was identified by reviewing the base salary and wages paid during the 12-month period ending December 31, 2021 to all of our employees, excluding our current President and Chief Executive Officer, who was employed by the Company in that capacity for the full year ended December 31, 2021. All of our employees as of December 31, 2021 were included, whether employed on a full-time, part-time or seasonal basis. Adjustments were made to annualize the compensation of our employees who were not employed by the Company for the entire year.

After identifying the median employee based on base salary and wages, we then determined that median employee’s 2021 annual total compensation, including any equity grants, perquisites and other benefits, using the same methodology used to determine the annual total compensation of our President and CEO for purposes of the Summary Compensation Table. The total compensation of our median employee was determined to be $57,631. This total compensation amount for our median employee was then compared to the total compensation of our current President and CEO, from the amount disclosed above in the Summary Compensation Table. The elements included in the President and CEO's total compensation are fully discussed above in the footnotes to the Summary Compensation Table. For the year ended December 31, 2021, the total compensation for our President and CEO, Mr. Burger, was $3,962,999, as reported in the “Total” column of the Summary Compensation Table on page 40.

2021 Grants of Plan-Based Awards
    The following table summarizes grants of plan-based awards made to each of the named executive officers during 2021:

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock ($)(4)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Burger	—	175,000	700,000	1,400,000
	2/19/2021							11,930	1,099,946
	2/19/2021				2,982	11,931	23,862		1,737,989
Mr. Muhich	—	62,096	248,385	496,770
	2/19/2021							3,660	337,452
	2/19/2021				915	3,661	7,322		533,298
Mr. Beadle	—	46,500	186,000	372,000
	2/19/2021							1,899	175,088
	2/19/2021				475	1,900	3,800		276,773
Ms. Tyrrell		29,898	119,593	239,186
	2/19/2021							1621	149,456
	2/19/2021				405	1,621	3,242		236,131

(1)Reflects possible payout opportunities under our short-term cash incentive award program. These amounts are annualized possible payout opportunities. Ms. Tyrrell resigned from her position as Chief People Officer, Senior Vice President, Human Resources on June 28, 2021 as such, she was not eligible to earn a payout under the short-term cash incentive award program. Additional information about our short-term cash incentive award program are included in the Compensation Discussion and Analysis under “Executive Compensation Components—Short-Term Incentives.”
(2)For the named executive officers reflects possible payout opportunities of performance-based RSUs granted under the 2014 Incentive Plan, as described in the Compensation Discussion and Analysis under “Long-Term Incentives.”
(3)Reflects time-based RSUs granted under the 2014 Incentive Plan, as described in the Compensation Discussion and Analysis.
(4)Determined pursuant to FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of the PRSUs and TRSUs are included in Note 13 (“Stock Compensation Plans”) to our audited financial statements for the year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the SEC on February 16, 2022.

Outstanding Equity Awards at 2021 Fiscal Year-End
    The following table sets forth information on outstanding stock awards held by the named executive officers as of December 31, 2021.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan: Market or Payout Value of Unearned Shares or Units or Other Rights That Have Not Vested ($) (1)
Mr. Burger	10,421	(2)	729,678	—		—
	10,780	(3)	754,816	—		—
	11,930	(4)	835,339	—		—
	—		—	31,263	(5)	2,189,035
	—		—	16,171	(6)	1,132,293
	—		—	11,931	(7)	835,409
Mr. Muhich	3,147	(8)	220,353	—		—
	3,234	(3)	226,445	—		—
	3,660	(4)	256,273	—		—
	—		—	9,441	(9)	661,059
	—		—	4,851	(6)	339,667
	—		—	3,661	(7)	256,343
Mr. Beadle	1,009	(10)	70,650	—		—
	1,671	(3)	117,003	—		—
	1,899	(4)	132,968	—		—
	—		—	3,025	(11)	211,811
	—		—	2,506	(6)	175,470
	—		—	1,900	(7)	133,038
Ms. Tyrrell (12)	—		—	—		—

(1)Based on the closing price of our common stock of $70.02 on December 31, 2021, the last trading day of the most recently completed year, as reported on Nasdaq.
(2)The TRSUs vest in three equal annual installments beginning June 17, 2020.
(3)The TRSUs vest in three equal annual installments beginning February 21, 2021.
(4)The TRSUs vest in three equal annual installments beginning February 19, 2022.
(5)The PRSUs vest on June 17, 2022, contingent on meeting certain performance targets described in the Company's long-term incentive program and the executive is employed by the Company on the vesting date.
(6)The PRSUs vest on February 21, 2023, contingent on meeting certain performance targets described in the Company's long-term incentive program and the executive is employed by the Company on the vesting date.
(7)The PRSUs vest on February 19, 2024, contingent on meeting certain performance targets described in the Company's long-term incentive program and the executive is employed by the Company on the vesting date.
(8)The TRSUs vest in three equal annual installments beginning July 26, 2020.
(9)The PRSUs vest on July 26, 2022, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive is employed by the Company on the vesting date.
(10)The TRSUs vest in three equal annual installments beginning December 9, 2020.
(11)The PRSUs vest on December 9, 2022, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive is employed by the Company on the vesting date.
(12)Pursuant to the Transition and Separation Agreement (the "Transition Agreement") between Ms. Tyrrell and the Company, Ms. Tyrrell resigned from her position as Chief People Officer, Senior Vice President, Human Resources on June 28, 2021. Pursuant to the Transition Agreement, all outstanding restricted stock units held by Ms. Tyrrell accelerated and vested in full.

Option Exercises and Stock Vested in Fiscal Year 2021
    This table summarizes amounts received upon the exercise of stock options and vesting of RSUs for the named executive officers during the year ended December 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)		Value Realized on Vesting ($)(2)
Mr. Burger	—	—	15,811	(3)	1,303,335
Mr. Muhich	—	—	4,763	(4)	378,726
Mr. Beadle	—	—	1,843	(5)	147,890
Ms. Tyrrell	13,755	282,341	13,525	(6)	1,099,719
(1)Value realized represents the number of shares underlying the exercised option multiplied by the difference between the price of our common stock at the time of exercise and the exercise price of the option less applicable broker fees.
(2)Value realized represents the closing price of our common stock on the vesting date multiplied by the number of shares vested.
(3)Reflects TRSUs granted in 2019 and 2020 that vested in 2021 awarded to Mr. Burger. Upon the vesting of these TRSUs, 5,075 and 1,343 shares were withheld from Mr. Burger’s vested RSUs for taxes.
(4)Reflects TRSUs granted in 2019 and 2020 that vested in 2021 awarded to Mr. Muhich. Upon the vesting of these TRSUs, 1,022 and 577 shares were withheld from Mr. Muhich’s vested RSUs for taxes.
(5)Reflects TRSUs granted in 2019 and 2020 that vested in 2021 awarded to Mr. Beadle. Upon the vesting of these TRSUs, 246 and 248 shares were withheld from Mr. Beadle’s vested RSUs for taxes.
(6)Reflects TRSUs and PRSUs granted in 2018, 2019, 2020, and 2021 that vested in 2021 awarded to Ms. Tyrrell. Upon the vesting of these TRSUs, 225, 1,570, 1,261 and 395 shares were withheld from Ms. Tyrrell’s vested stock awards for taxes. Pursuant to the Transition and Separation Agreement (the "Transition Agreement") between Ms. Tyrrell and the Company, Ms. Tyrrell resigned from her position as Chief People Officer, Senior Vice President, Human Resources, effective June 28, 2021. Consistent with the Company’s severance obligations to Ms. Tyrrell set forth in the Transition Agreement, any restricted stock units held by Ms. Tyrrell became fully vested and converted to shares of the Company’s common stock as of the effective date of the release of claims in favor of the Company (the “Release") signed by Ms. Tyrrell in connection with the Transition Agreement. Further, any shares subject to outstanding unvested stock options held by Ms. Tyrrell became fully vested and exercisable as of the effective date of the Release.

Potential Payments Upon Termination or Change in Control
Employment Agreements. We entered into an employment agreement with Mr. Burger on April 5, 2019 with an effective date of June 17, 2019. Pursuant to this agreement, in the event Mr. Burger’s employment is terminated by us other than for Cause or disability, by our providing written notice of non-extension of the employment period set forth in the agreement or by Mr. Burger’s resignation for Good Reason, the executive will be entitled to receive (i) cash severance equal to his annual base salary plus a prorated target bonus, payable in a lump sum (provided that he has executed and not revoked a general release of claims and covenant not to sue in favor of the Company and complies with certain non-competition restrictions), (ii) continuation of group medical and life insurance coverage for Mr. Burger (and his eligible dependents) for 12 months following the date of termination, and (iii) Mr. Burger’s outstanding and unvested time-based stock options and RSUs will become fully vested as of the date of termination and Mr. Burger’s performance-based awards will be deemed earned at target, prorated based upon the portion of the performance period that elapsed prior to the date of termination. Upon a change in control, all outstanding unvested time-based equity awards granted to Mr. Burger will become fully vested and all unvested performance-based equity awards granted to Mr. Burger will be deemed earned and vested at the higher of actual or target performance, if during the period of time beginning with a change in control and ending twelve months following such change in control, the Company terminates Mr. Burger's employment other than for cause or Mr. Burger's employment terminates due to his resignation for good reason as of the date of such termination.
As defined in the agreement, “Cause” means: (i) Executive’s failure to perform substantially his duties with the Company and/or any affiliate (excluding any such failure resulting from Executive’s Disability) after a written demand for substantial performance is delivered to Executive by or on behalf of the Board which identifies the manner in which the Board believes that Executive has not substantially performed his duties and providing Executive 30 days to cure the identified deficiencies, (ii) Executive engages in illegal conduct or gross misconduct that is materially injurious to the Company or any affiliate, (iii) Executive engages in conduct or misconduct that materially harms the reputation or financial position of the Company or any affiliate, (iv) Executive is convicted of, or pleads nolo contendere to, a felony or to a crime involving fraud, dishonesty, violence or moral turpitude, (v) Executive is found liable in any SEC or other civil or criminal securities law action, (vi) Executive commits an act of fraud or embezzlement against the Company or any affiliate, or (vii) Executive accepts a bribe or kickback.
As defined in the agreement, “Good Reason” means: (a) a material breach by the Company of the Company’s obligations to the Executive under this Agreement, which breach is not cured within ten (10) days after written notification to the Company describing in reasonable detail such breach and stating that such notice is being delivered pursuant to this Agreement; (b) an ongoing material and substantial diminution in the authority, duties or responsibilities of Executive; (c) without Executive’s consent, the Company’s relocation of his principal office more than 50 miles from his current office location in Lake Mary, Florida, (d) a reduction in Executive's target bonus opportunity, (e) a substantial reduction in benefits other than a general reduction in benefits that affects all executives in substantially the same proportions, or (f) failure to grant Executive the equity awards contemplated by Section 4(b)(iii) of this Agreement. A termination by Executive shall not constitute termination for Good Reason unless Executive shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason within 90 days after the initial occurrence of such event. Following receipt of such notice from Executive, the Company shall have a period of 30 days within which it may take action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Executive, other than in the case of a material breach by the Company of the Company’s obligations as provided in clause (a) of the definition of “Good Reason,” in which case the cure period shall be ten (10) days after written notification to the Company describing in reasonable detail such breach and stating that such notice is being delivered pursuant to this Agreement. Good Reason shall not include Executive’s death or Disability. The parties intend, believe and take the position that a resignation by Executive for Good Reason as defined above effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2).
Amended and Restated Change in Control Severance Policy. During 2021, Messrs. Burger, Muhich, and Beadle were covered by our CIC Policy, which entitles the covered executives to the following severance benefits in the event their employment with us is terminated without cause or for good reason within twelve months following a change in control:
•A lump sum cash payment equal to the sum of (i) his or her highest annual rate of base salary during the 12-month period immediately prior to his or her date of termination, plus (ii) the average of the annual cash bonus earned by him or her during our last three completed years;
•If the executive has not received an annual cash bonus for the year in which his or her employment is terminated, a cash payment equal to a pro-rated portion of the average annual cash bonus earned by him or her during our last three completed years; and
•Continuation of group medical and life insurance coverage for the executive (and his or her eligible dependents) for 12 months following the date of termination.

As defined in the CIC Policy, “Cause” means: (i) the failure to perform substantially a participant’s duties with the Company and/or any subsidiary (excluding any such failure resulting from the participant’s disability) after written demand for substantial performance is delivered to such participant by or on behalf of the Board and such failure is not cured within 30 days, (ii) engagement in illegal conduct or gross misconduct that is materially injurious to the Company or any subsidiary, (iii) engagement in conduct or misconduct that materially harms the reputation or financial position of the Company or any subsidiary, (iv) obstruction or impediment of, or failure to materially cooperate with, an “investigation” (as defined in the Amended and Restated Change in Control Severance Policy), (v) conviction of, or plea of nolo contendere to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) being found liable in any SEC or other civil or criminal securities law action, (vii) commission of an act of fraud or embezzlement against the Company or any subsidiary, or (viii) accepting a bribe or kickback.
“Good Reason” means, without the executive’s express written consent, (i) an ongoing material diminution in the participant’s duties or responsibilities that is inconsistent in any material and adverse respect with the participant’s position, duties, or responsibilities with the Company immediately prior to the change in control, excluding a change in duties or responsibilities as a result of the Company no longer being a publicly-traded entity; (ii) a reduction in the participant’s annual base salary as in effect immediately prior to such change in control; (iii) a material reduction in the participant’s cash bonus opportunities in the aggregate under our applicable incentive plan, as in effect immediately prior to such change in control; (iv) relocation of more than fifty (50) miles from the office where the participant is located at the time of the change in control; (v) a material reduction in the benefits (including retirement, Company-paid insurance, sick leave, expense reimbursement and vacation time) in which the participant participated immediately prior to such change in control; or (vi) the failure of an acquiring company to assume the obligations under the CIC Policy.
In addition, as described above, Mr. Burger’s employment agreement provides that, in addition to the payment benefits provided under the CIC Policy, that if the target amount of Mr. Burger’s annual cash bonus for the year in which a qualifying termination (as defined in the CIC Policy) takes place is greater than the aggregate of (i) the bonus amount (as defined in the CIC Policy) and (ii) the pro-rated bonus amount provided for in the CIC Policy, then he will receive such target amount in lieu of the bonus amounts described in clauses (i) and (ii) above. In addition, if during the period of time beginning with a change in control (as defined in the CIC Policy) and ending 12 months following such change in control, the Company terminates Mr. Burger’s employment other than for cause or his employment terminates due to his resignation for good reason, as of the date of such termination, (a) any outstanding and unvested stock options held by him will become fully exercisable, (b) any outstanding time-vesting, stock-based awards held by him will become fully vested and payable and (c) any outstanding performance-vesting stock-based awards will become fully vested and payable at the greater of actual performance or target.
Executive Severance Plan. On February 14, 2019, the Board adopted the Executive Severance Plan, which provides eligible employees at the senior vice president level or above who are not otherwise covered by an individual employment agreement that provides severance benefits (each, a “participant”), with benefits in the event they are involuntarily terminated by us other than for cause or as a result of the participant’s death or disability. The Executive Severance Plan does not apply in the event there is a change in control of the Company and the participant collects severance benefits pursuant to a change in control agreement or any other agreement in place between the Company and the participant. Severance benefits include (i) 12 months of the participant’s annual salary, payable in a single lump sum, (ii) up to 12 months of the employer portion of any COBRA premiums incurred for any medical, dental and/or vision insurance a participant elects to continue and (iii) up to 12 months’ use of our employee assistance plan. Payment of severance benefits is conditioned upon a participant’s execution of a complete release of claims against the Company that has not been revoked during the applicable rescission period. Mr. Muhich and Mr. Beadle are participants in the Executive Severance Plan.
2014 Incentive Plan. Under the 2014 Incentive Plan, if the equity awards are not converted, assumed or substituted in connection with the change in control then they will fully vest and become exercisable. However if under the 2014 Incentive Plan the awards are converted, assumed or substituted in connection with the change in control but the executive is terminated without Cause or for Good Reason within 12 months of the change in control then the equity awards will fully vest and become exercisable.
Payments in Connection with a Termination of Employment or Upon a Change in Control. The following table presents estimates of the amounts of compensation that would have been payable to the named executive officers, upon their termination of employment without Cause, by us providing written notice of the non-extension of the employment period set forth in the named executive officer’s respective employment agreement or resignation for Good Reason, upon their death or disability or upon the occurrence of a change in control regardless of whether they incurred a subsequent termination of employment, as of December 31, 2021. The amounts in the table exclude distributions under our 401(k) retirement plan that are generally available to all salaried employees.

Transition and Separation Agreement. On June 28, 2021, Ms. Tyrrell resigned from her position as Chief People Officer, Senior Vice President, Human Resources concurrent with the execution of the Transition Agreement. In accordance with the Company’s severance obligations to Ms. Tyrrell set forth in the Transition Agreement, the Company will continue to pay Ms. Tyrrell her existing base salary of $298,981, payable in biweekly installments over a period of 12 months, plus a lump sum payment equal to $40,000. Further, any restricted stock units held by Ms. Tyrrell became fully vested and immediately converted to shares of the Company’s common stock and any shares subject to outstanding unvested stock options held by Ms. Tyrrell became fully vested and exercisable.

	Termination of Employment without Cause or By Executive for Good Reason (in connection with a Change in Control)($)		Termination of Employment without Cause, By Not Extending the Employment Period or By Executive for Good Reason (not in connection with a Change in Control)($)		Termination upon Death($)		Termination upon Disability ($)		Upon Change in Control without Termination of Employment ($)
Mr. Burger
Cash Payment(s)	1,547,805	(1)	1,400,000	(2)	750,000	(3)	180,000	(4)	—
Equity Acceleration (5)	6,476,570		6,476,570		—		—		6,476,570
Health Benefits (6)	17,335		16,525		—		—		—
Total	8,041,710		7,893,095		750,000		180,000		6,476,570
Mr. Muhich
Cash Payment(s)	663,180	(1)	382,130	(2)	750,000	(3)	180,000	(4)	—
Equity Acceleration (5)	1,960,140		—		—		—		1,960,140
Health Benefits (6)	25,032		24,222		—		—
Total	2,648,352		406,352		750,000		180,000		1,960,140
Mr. Beadle
Cash Payment(s)	547,522	(1)	310,000	(2)	750,000	(3)	206,667	(4)	—
Equity Acceleration (5)	840,940		—		—		—		840,940
Health Benefits (6)	15,105		14,295		—		—		—
Total	1,403,567		324,295		750,000		206,667		840,940

(1)Reflects for Messrs. Burger, Beadle and Muhich an amount equal to (i) the executive’s base salary plus the average of the annual cash bonus earned by the executive during our last three completed years, payable in a lump sum, plus (ii) if the executive has not received an annual cash bonus for the year in which the termination occurs, a pro rata share of the average of the annual cash bonus earned by the executive during our last three completed years payable pursuant to the CIC Policy.
(2)Reflects for Messrs. Beadle and Muhich an amount equal to the executive’s base salary, payable in a lump sum pursuant to the Executive Severance Plan and for Mr. Burger a lump sum payment equal to his annual base salary plus a prorated target bonus pursuant to his employment agreement.
(3)Reflects a payment equal to three times the executive’s annual base salary with a maximum of $750,000, pursuant to the terms of the Vice President and Above Life Insurance Plan.
(4)Reflects a payment equal to one year of benefits, pursuant to the terms of the Executive Long-Term and Short-Term Disability Plan including any additional individual disability insurance ("IDI") elected by the respective executive officer.
(5)For Mr. Burger, his outstanding and unvested stock options and RSUs will become fully vested and exercisable as of the date of their termination without Cause or for Good Reason pursuant to his employment agreement or if we have provided written notice of non-extension of the employment period set forth in his employment agreement. In the event of a change in control, for Mr. Burger, Mr. Muhich and Mr. Beadle, all outstanding and unvested time-based stock options and RSUs granted in 2019, 2020, and 2021 will become fully vested and exercisable pursuant to the 2014 Incentive Plan if such awards are not converted, assumed or substituted in connection with the change in control. In the event of a change in control and termination without Cause or for Good Reason within 12 months of the change in control, for Mr. Burger, Mr. Muhich and Mr. Beadle all outstanding and unvested stock options and RSUs granted in 2019, 2020, and 2021 will become fully vested and exercisable pursuant to the 2014 Incentive Plan if such awards are converted, assumed or substituted in connection with the change in control. With respect to performance-based RSUs, all such performance-based RSUs will be deemed earned based upon actual achievement through the date of the change in control, with a prorata portion becoming vested as of the date of such change in control based upon the portion of the performance period that has elapsed prior to such change in control, with the remaining unvested portion vesting in full in the event of a termination without Cause or for Good Reason within 12 months of the change in control.
Amounts reflect the intrinsic value of unvested stock options and RSUs whose vesting will be accelerated, based on the closing price of our common stock on December 31, 2021 ($70.02).
(6)Reflects the value of continued coverage to the executive under our employee welfare benefit plans for 12 months based on 2021 rates for the applicable time period pursuant to the corresponding employment agreement or executive severance plan. Under a termination of employment without cause or by executive for good reason in connection with a Change in Control, the Company also continues life insurance coverage to the executive for 12 months based on 2021 rates for the applicable time period pursuant to the CIC Policy.
Risk Assessment of Overall Compensation Program
    The TDCC has reviewed with management the design and operation of our incentive compensation arrangements for all employees, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. Management compiled an inventory of all incentive compensation arrangements applicable to our employees at all levels, which plans and arrangements were reviewed for the purpose of identifying any aspects of such programs that might encourage behaviors that could exacerbate business risks. In conducting this assessment, the TDCC considered, among other things, the performance objectives used in connection with these incentive awards and the features of our compensation program that are designed to mitigate compensation-related risk. The TDCC concluded that any risks arising from our compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Compensation Plan Information
    The following table provides information as of December 31, 2021 regarding equity compensation plans under which our common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	395,103	(2)	$56.11	(3)	1,038,752	(4)
Equity compensation plans not approved by security holders(5)	—		—		—
Total	395,103		$56.11		1,038,752

(1)Consists of the 2014 Incentive Plan.
(2)We had 44,524 options outstanding as of December 31, 2021, all of which are included in column (a). We also had 350,579 RSUs outstanding as of December 31, 2021, which are included in column (a).
(3)Calculation of weighted average exercise price of outstanding awards includes stock options but does not include RSUs that convert to shares of common stock for no consideration. Weighted average remaining life of stock options is 1.5 years.
(4)Of such shares, all are available for issuance pursuant to grants of full-value awards. In addition to this amount, the number of shares available for issuance under the 2014 Incentive Plan includes any shares underlying awards outstanding under the 2009 Equity Plan as of the effective date of the 2014 Incentive Plan that thereafter terminate or expire unexercised, or are canceled, forfeited or lapse for any reason.
(5)We do not maintain any equity compensation plans that have not been approved by our shareholders.

PROPOSAL 4
APPROVAL OF THE FARO TECHNOLOGIES, INC. 2022 EQUITY INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 4, THE APPROVAL OF THE FARO TECHNOLOGIES, INC. 2022 EQUITY INCENTIVE PLAN.
We are asking our shareholders to approve the FARO Technologies, Inc. 2022 Equity Incentive Plan (the “2022 Incentive Plan”) to replace the 2014 Equity Incentive Plan (as amended, the “2014 Plan”). The 2014 Plan is the only plan under which equity-based compensation may currently be awarded to our employees and directors. As of April 14, 2022, there were 416,996 shares of common stock remaining available for the grant of equity awards under the 2014 Plan. In order to enable the company to continue offering meaningful cash-based and equity-based incentives to key employees and non-employee directors, our Board of Directors believes that it is both necessary and appropriate to increase the number of shares of our common stock available for these purposes. As a result, on April 5, 2022, our Board of Directors approved and adopted the FARO Technologies, Inc. 2022 Equity Incentive Plan, subject to approval by the shareholders at the Annual Meeting. If this proposal is approved, the maximum number of shares reserved for issuance under the 2022 Incentive Plan will be 750,000 shares plus (i) the number of shares that remain available for issuance under the 2014 Plan as of May 26, 2022 (the effective date of the 2022 Incentive Plan), and (ii) the number of shares underlying awards outstanding under the 2014 Plan as of May 26, 2022 that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.
If shareholders approve the 2022 Incentive Plan, no further awards will be granted under the 2014 Plan and such plan will remain in effect only so long as awards granted thereunder shall remain outstanding. We also will continue to maintain our 2014 Equity Incentive Plan until all outstanding awards thereunder are exercised or expire, but we will no longer grant awards under such plan. If the 2022 Incentive Plan is not approved, the 2014 Plan will remain in effect as it existed immediately prior to the 2022 Annual Meeting and awards may continue to be made thereunder until the date of the 2023 annual meeting.
Background for the Current Share Reserve Request
Significant Historical Award Information
Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average equity burn rate of 1.2% of shares of common stock outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future (“overhang”).

Key Equity Metrics	2021	2020	2019
Equity Burn Rate(1)	0.9%	1.2%	1.6%
Overhang(2)	7.9%	10.2%	14.1%
Dilution(3)	2.2%	3.0%	5.0%
(1)Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.
(2)Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Number of Shares Requested

We considered several factors in determining to request 750,000 shares for the 2022 Incentive Plan, including:
•Assuming shareholder approval of 2022 Incentive Plan, we anticipate that approximately 1,166,996(1) shares will be available for future grant, which includes 750,000 new shares requested under the 2022 Incentive Plan and 416,996 shares remaining available for grant under the 2014 Plan as of April 14, 2022. We expect this amount to last for approximately four years. While we believed this modeling provided a reasonable estimate of how long such a share reserve would last, there are a number of factors that could impact our future equity share usage. Among the factors that will impact our actual share usage are changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our long-term incentive program, and forfeitures of outstanding awards.
•The total overhang resulting from the share request, including awards outstanding under all of our equity plans, represents approximately 6% of the shares of common stock outstanding as of the Record Date.
1     Does not include the number of shares that are subject to outstanding awards under the Company's prior plans as of April 14, 2022 that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason; provided that, each share underlying a full value award granted under the prior plans that again becomes available for issuance shall increase the share reserve by 1.7 shares which is consistent with the number of shares of stock that were previously deducted from the prior plans with respect to each full value award granted thereunder.
Authorized Shares and Stock Price
The Company’s Articles of Incorporation, as amended, authorizes the issuance of 50 million shares of common stock. There were 18,260,677 shares of common stock issued and outstanding as of the Record Date and the closing price of a share of common stock as of that date was $53.47.
Important Provisions of the 2022 Incentive Plan
The 2022 Incentive Plan contains a number of provisions that the Company believes are consistent with the interests of the shareholders and sound corporate governance practices, including:
•No repricing of stock options or SARs. The 2022 Incentive Plan prohibits the repricing of stock options or stock appreciation rights (SARs) without shareholder approval. This prohibition includes reducing the exercise price or base price after the date of grant or replacing, regranting or canceling a stock option or SAR for cash or another award (including following a participant’s voluntary surrender of underwater stock options or SARs).
•No liberal share recycling. Shares tendered or held back for taxes will not be added back to the reserved pool under the Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2022 Incentive Plan;
•No discounted stock options or SARs. With limited exceptions, all stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying stock on the date of grant.
•No liberal change-in-control definition. The change-in-control definition contained in the 2022 Incentive Plan is not a “liberal” definition that would be activated on mere shareholder approval of a transaction.
•No award may be transferred for value. The 2022 Incentive Plan prohibits the transfer of unexercised, unvested or restricted awards to independent third parties for value.
•No Dividends on Unearned Awards. The 2022 Incentive Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.
•Minimum Vesting. Subject to certain limited exceptions, full-value awards, options and SARs granted under the 2022 Incentive Plan will be subject to a minimum vesting period of one year.
•Limitation on Amendments. No material amendments to the 2022 Incentive Plan can be made without shareholder approval if any such amendment would materially increase the number of shares reserved or the per-participant award limitations under the plan, or that would diminish the prohibitions on repricing stock options or SARs.

Summary of the Material Terms of the 2022 Incentive Plan
A summary of the material terms of the 2022 Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the 2022 Incentive Plan, which is attached to this Proxy Statement as Appendix B.
Purpose. The purpose of the 2022 Incentive Plan is to promote the Company’s success by linking the personal interests of the Company’s employees, officers and directors to those of the shareholders, and by providing participants with an incentive for outstanding performance. The 2022 Incentive Plan is also intended to enhance the Company’s ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
Administration. The 2022 Incentive Plan will be administered by the TDCC of our Board of Directors. The TDCC will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any plan, program or policy for the grant of awards as it may deem necessary or advisable, including but not limited to short-term incentive programs; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2022 Incentive Plan; and make all other decisions and determinations that may be required under the 2022 Incentive Plan. Our Board of Directors may at any time administer the 2022 Incentive Plan.
Eligibility. The 2022 Incentive Plan permits the grant of incentive awards to employees, officers, directors and consultants of the Company and its affiliates as selected by the TDCC. The number of eligible participants in the 2022 Incentive Plan will vary from year to year; as of April 14, 2022, the number of eligible participants was approximately 1,439, which includes 3 executive officers, 1,429 employees who are not executive officers and 7 non-employee directors.
Permissible Awards. The 2022 Incentive Plan authorizes the granting of awards in any of the following forms:
•options to purchase shares of our common stock, which may be designated under the Code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to employees but not to non-employee directors);
•stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);
•restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the TDCC;
•restricted stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;
•certain other stock-based awards in the discretion of the TDCC, including unrestricted stock grants; and
•any other right or interest relating to stock or cash.
Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.
Shares Available for Awards. Subject to adjustment as provided in the 2022 Incentive Plan, the maximum number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2022 Incentive Plan would be 750,000 shares plus (i) the number of shares that remain available for issuance under the 2014 Plan as of May 26, 2022 (the effective date of the 2022 Incentive Plan), and (ii) the number of shares that are subject to outstanding awards as of May 26, 2022 under the 2014 Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason (provided that any such shares that were underlying full value awards will return to the pool as 1.7 shares for each underlying share so forfeited, terminated or expired).
Share Counting. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, will become available for future grants of awards under the 2022 Incentive Plan. The following shares of Common Stock may not again be made available for issuance as awards under the 2022 Incentive Plan: (i) shares of common stock not issued or delivered as a result of the net settlement of an outstanding option or SAR, or (ii) shares of common stock delivered or withheld to pay the exercise price or withholding taxes related to an outstanding award.
Director Compensation Limit. The 2022 Incentive Plan provides that the value of all awards awarded under the Plan and all other cash compensation paid by the Corporation to any non-employee director in any calendar year shall not exceed $750,000; provided that such limit shall be $1,500,000 in the year in which the non-employee director is first appointed or elected.
Minimum Vesting Requirements. The vesting period for each award granted under the 2022 Incentive Plan (other than cash-based awards) must be at least equal to the Minimum Vesting Period; provided, that the minimum vesting period for each equity award granted under the Plan must be at least one year, provided the following awards shall not be subject to such minimum vesting period: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its affiliates, (ii) shares delivered in lieu of fully vested cash awards, (iii) awards to non-employee directors that vest on the earlier of the first anniversary of the date of grant and the next annual meeting of shareholders that is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the TDCC may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the 2022 Incentive Plan.
Limitations on Transfer; Beneficiaries. A participant generally may not assign or transfer an award other than by will or the laws of descent and distribution. However, the TDCC may permit the transfer of nonqualified options (other than transfers for value) for limited estate planning purposes. A participant may, in the manner determined by the TDCC, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
Treatment of Awards upon a Change in Control. Unless otherwise provided in an award certificate or any special plan document or separate agreement with a participant governing an award: (A) with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within one year after the effective date of the change in control, a participant’s employment is terminated without cause or the participant resigns for good reason, then (i) all of that participant’s outstanding awards will become fully vested and exercisable; (ii) all time-based vesting restrictions on that participant’s outstanding awards will lapse; and (iii) the payout level under all of that participant’s outstanding performance-based awards will be determined and deemed to have been earned as of the date of termination based upon the actual level of achievement of all relevant performance goals (measured as of the end of the calendar quarter immediately preceding the date of termination) and (B) upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the TDCC or our Board then, as of the effective date of such change in control, (i) all of that participant’s outstanding awards will become fully vested and exercisable; (ii) all time-based vesting restrictions on that participant’s outstanding awards will lapse; and (iii) the payout level under all of that participant’s outstanding performance-based awards will be determined and deemed to have been earned as of the date of the change in control based upon the actual level of achievement of all relevant performance goals (measured as of the date of the change in control).
Discretionary Acceleration. The TDCC may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully vested. The TDCC may discriminate among participants or among awards in exercising such discretion.
Adjustments. In the event of a transaction between the Company and its shareholders that causes the per-share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2022 Incentive Plan will be adjusted proportionately, and the TDCC must make such adjustments to the 2022 Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of our outstanding common stock into a lesser number of shares, the authorization limits under the 2022 Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.
Termination and Amendment. Our Board or TDCC may, at any time and from time to time, terminate or amend the 2022 Incentive Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval.
The TDCC may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. Outstanding stock options and SARs cannot be repriced, directly or indirectly, without shareholder approval. The exchange of an “underwater” option or SAR (i.e., an option or SAR having an exercise or base price in excess of the current market value of the underlying stock) for another award or for cash would require shareholder approval.
Certain Federal Income Tax Effects
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2022 Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.
Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2022 Incentive Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
SARs. A participant receiving a stock appreciation right under the 2022 Incentive Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time.
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Restricted Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time.
Cash Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time an award payable in cash is granted (for example, when performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time.
Limitations on Deductions under Section 162(m). Under Section 162(m) of the Code, the Company’s deduction for awards under the 2022 Incentive Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year. In addition, while the TDCC believes it is important to preserve the deductibility of compensation under Code Section 162(m) generally, the Board and the TDCC reserve the right to grant or approve awards or compensation that is non-deductible.
Code Section 409A. The 2022 Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2022 Incentive Plan are generally exempt from the application of Code Section 409A. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
Tax Withholding. The Company or any affiliate has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2022 Incentive Plan.
New Plan Benefits
As of April 14, 2022, no awards had been granted under the 2022 Incentive Plan. Other than awards to non-employee directors under the Company’s director compensation program, all awards under the 2022 Incentive Plan will be made at the discretion of the TDCC. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups (other than non-employee directors) pursuant to the 2022 Incentive Plan in the future. Pursuant to the Company’s director compensation program, on the day following the Annual Meeting, each of our non-employee directors will receive shares of restricted stock with a value equal to $175,000, calculated by using the closing share price on the day following the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number of shares of our common stock beneficially owned as of March 25, 2022 (except as noted in the footnotes below) by each of our directors and named executive officers, all of our current directors and executive officers as a group, and each person known to us to own beneficially more than 5% of our common stock. The percentage of beneficial ownership is based on 18,260,677 shares of common stock outstanding as of March 25, 2022.
To our knowledge, except as noted in the footnotes below, the persons named below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise noted in the footnotes below, the address of each beneficial owner is in the care of FARO Technologies, Inc., 250 Technology Park, Lake Mary, Florida 32746.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent
Named Executive Officers and Directors
John Donofrio	28,421	*
Stephen R. Cole (1)	29,577	*
Lynn Brubaker (2)	18,294	*
Yuval Wasserman (3)	10,216	*
Jeroen Van Rotterdam	—	*
Alex Davern	—	*
Moonhie Chin	—	*
Michael D. Burger	23,316	*
Allen Muhich	7,054	*
Kevin Beadle	1,794	*
Katrona Tyrrell	3,000	*
All directors and executive officers as a group (12 persons)	118,672	0.6%
5% or Greater Shareholders
BlackRock, Inc. (4)	3,140,666	17.2%
The Vanguard Group, Inc. (5)	1,985,479	10.9%
Royce and Associates, LP (6)	1,076,984	5.9%

*	Represents less than one percent of our outstanding common stock.
(1)Includes 2,714 deferred stock units, each of which represents the right to receive one share of our common stock following Mr. Cole’s separation of service from the Company. Includes 490 shares held by Shanklin Investments in trust for Mr. Cole, who holds such shares in trust from Snow Powder Ridge Limited, a company owned by Mr. Cole, his wife and his children, 4,500 shares held by Snow Powder Ridge Limited, and 10,630 shares held by Seeonee Inc., over which Mr. Cole has investment control.
(2)Includes 16,965 shares held by the Cornelius-Brubaker Trust.
(3)Includes 975 deferred stock units, each of which represents the right to receive one share of our common stock following Mr. Wasserman's separation of service from the Company.
(4)The number of shares reported is based solely on the Schedule 13G filed with the SEC on January 26, 2022 by BlackRock, Inc., a parent holding company or control person. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The Schedule 13G reports that BlackRock, Inc. has sole voting power with respect to 3,082,249 shares and sole dispositive power with respect to 3,140,666 shares. iShares Core S&P Small-Cap ETF is known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of more than five percent of the Company’s outstanding common stock. BlackRock, Inc. reported that the following of its subsidiaries acquired shares: BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited and BlackRock Fund Managers Ltd and reported that BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares of our common stock.

(5)The number of shares reported is based solely on the Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group, Inc., an investment adviser. The Vanguard Group, Inc.’s address is 100 Vanguard Blvd., Malvern, PA 19355. According to the Schedule 13G, The Vanguard Group, Inc. has sole voting power with respect to 0 shares, sole dispositive power with respect to 1,944,827 shares, shared voting power with respect to 24,475 shares and shared dispositive power with respect to 40,652 shares. The Vanguard Group, Inc. reported that the following of its subsidiaries acquired shares: Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC., Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited.
(6)The number of shares reported is based solely on the Schedule 13G filed with the SEC on January 14, 2022 by Royce and Associates, LP, an investment adviser. The address of Royce and Associates, LP is 745 Fifth Avenue, New York, NY 10151. According to the Schedule 13G, Royce and Associates, LP has sole voting with respect to 1,076,984 shares and sole dispositive power with respect to 1,076,984 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
Our Board has adopted a Statement of Policy and Procedures with respect to Related Person Transactions, which sets forth in writing the policies and procedures for the review, approval or ratification of any transaction (or any series of similar transactions) in which the Company, including any of its subsidiaries, were, are or will be a participant, in which the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. For purposes of the policy, a “related person” is:
•Any person who is, or at any time since the beginning of our last year was, our executive officer or director or a nominee to become one of our directors;
•Any shareholder beneficially owning in excess of 5% of our outstanding common stock;
•Any immediate family member of any of the foregoing persons; or
•Any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in which such person has a 10% or greater beneficial ownership interest.
Our Board has charged the Audit Committee with reviewing and approving related person transactions. Prior to the approval of, entry into, or amendment to a related person transaction, our Audit Committee reviews the proposed transaction and considers all relevant facts and circumstances, including:
•The benefits to the Company from the proposed transaction;
•The impact of the proposed transaction on the independence of the members of the Board, if applicable;
•The availability of unrelated parties to perform similar work for a similar price in a similar timeframe;
•The terms of the proposed transaction; and
•The terms available to unrelated third parties or employees generally.
The Audit Committee approves only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and our shareholders. The Audit Committee may approve a proposed related person transaction if it finds that it has been fully apprised of all significant conflicts that may exist or otherwise may arise on account of the transaction, and it nonetheless believes that we are warranted in entering into the related person transaction, and the Audit Committee has developed an appropriate plan to manage the potential conflicts of interest.
Other than a transaction involving compensation, including the grant of equity awards, that is approved by our Board or TDCC, we will only consummate or continue a related person transaction if it has been approved or ratified by our Audit Committee in accordance with the guidelines set forth in the policy.
There were no transactions in 2021, and none are currently proposed, in which the Company was or is a participant, the amount exceeded $120,000 and a related person had or will have a direct or indirect material interest.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.
Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2021 by Section 16(a) under the Exchange Act.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board of Directors and management do not know of any matters before the Annual Meeting other than those to which we refer in the Notice of 2022 Annual Meeting of Shareholders and this Proxy Statement. If any other matters properly come before the Annual Meeting, the proxy holders will vote the shares in accordance with their best judgment. To bring business before an annual meeting of shareholders, a shareholder must give written notice to our Secretary before the meeting and comply with the terms and time periods specified in our Bylaws and described under “Deadline for Receipt of 2023 Shareholder Proposals and Director Nominees.” No shareholder has given written notice that such shareholder intends to bring business before the Annual Meeting in compliance with the terms and time periods specified in our Bylaws.

DEADLINE FOR RECEIPT OF 2023 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINEES
If a shareholder wants to have a proposal formally considered at the 2023 annual meeting of shareholders and included in our proxy statement for that meeting pursuant to SEC Rule 14a-8, we must receive the proposal in writing on or before December 16, 2022 and the proposal must comply with SEC rules; provided, however, that if the date of our 2023 annual meeting of shareholders is more than 30 days before or after May 26, 2023 (the one-year anniversary of the Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to shareholders.
In addition, if a shareholder wants to make a proposal for consideration at the 2023 annual meeting of shareholders other than pursuant to SEC Rule 14a-8, the shareholder must comply with the advance notice provisions and other requirements set forth in our Bylaws. Under our Bylaws, we must receive the proposal not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. In the event that the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after such anniversary date, notice by the shareholder must be received not more than 120 days prior to such annual meeting and not less than the later of 90 days prior to such annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For the 2023 annual meeting of shareholders, we must receive the proposal, which must conform to the notice requirements set forth in our Bylaws, between January 26, 2023 and February 25, 2023.
If a shareholder wants to nominate a person for election to the Board of Directors, the shareholder must comply with the advance notice provisions and other requirements set forth in our bylaws, as described under the heading “Corporate Governance and Board Matters—Board Meetings and Committees—Nominating, Governance and Sustainability Committee,” beginning on page 16 of this Proxy Statement. For the 2023 annual meeting of shareholders, we must receive the nomination, which must conform to the notice requirements set forth in our Bylaws, between January 26, 2023 and February 25, 2023.
If we do not receive a shareholder proposal or director nomination by the appropriate deadline and in compliance with applicable requirements, then such proposal may not be brought before the 2023 annual meeting of shareholders.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.

2021 ANNUAL REPORT
On February 16, 2022, we filed with the SEC our Annual Report on Form 10-K for the year ended December 31, 2021. Copies of our 2021 Annual Report on Form 10-K, including the financial statements thereto, without the accompanying exhibits, may be obtained without charge by writing to: FARO Technologies, Inc., Attention: Investor Relations, 250 Technology Park, Lake Mary, Florida 32746; by accessing our website at www.faro.com/about-faro/investor-relations/sec-filings or by accessing the SEC’s EDGAR database at www.sec.gov. A list of exhibits is included in the 2021 Annual Report on Form 10-K, and exhibits are available from us upon payment to us of the cost of furnishing them.

By Order of the Board of Directors,
Allen Muhich
Chief Financial Officer
April 14, 2022

APPENDIX A - RECONCILIATION OF NON-GAAP MEASURES USED IN CD&A
This proxy statement contains information about our financial results that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures, including non-GAAP operating expenses exclude the GSA sales adjustment (as defined in the tables below), the impact of purchase accounting intangible amortization expense, stock-based compensation, advisory fees incurred related to the GSA Matter (as defined in the tables below), imputed interest expense recorded related to the GSA Matter, costs incurred in connection with our executive officer transitions, including severance costs, sign-on bonuses and relocation costs, charges increasing our reserve for excess and obsolete inventory, product recall charges, restructuring charges, strategic impairment charges and write-offs, the impairment charge related to our equity investment in present4D GmbH, contingent consideration fair value adjustment, and other tax adjustments, and are provided to enhance investors’ overall understanding of our historical operations and financial performance.
In addition, we present EBITDA, which is calculated as net (loss) income before interest (income) expense, net, income tax expense (benefit) and depreciation and amortization, and Adjusted EBITDA, which is calculated as EBITDA, excluding loss on foreign currency transactions, the GSA sales adjustment, stock-based compensation, advisory fees incurred related to the GSA Matter, costs incurred in connection with our executive officer transitions, including severance costs, sign-on bonuses and relocation costs, charges increasing our reserve for excess and obsolete inventory, product recall charges, restructuring charges, strategic impairment charges and write-offs, the impairment charge related to our equity investment in present4D GmbH, and contingent consideration fair value adjustment, as measures of our operating profitability. The most directly comparable GAAP measure to EBITDA and Adjusted EBITDA is net (loss) income. We also present Adjusted EBITDA margin, which is calculated as Adjusted EBITDA as a percent of Non-GAAP total sales.
Management believes that these non-GAAP financial measures provide investors with relevant period-to-period comparisons of our core operations using the same methodology that management employs in its review of the Company’s operating results. These financial measures are not recognized terms under GAAP and should not be considered in isolation or as a substitute for a measure of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations that should be considered before using these measures to evaluate a company’s financial performance. These non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculation. The financial statement tables that accompany this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(UNAUDITED)

(in thousands)	2021	2020
Net income (loss)	$(39,964)	$629
Interest (income) expense, net	55	(340)
Income tax benefit	31,403	(31,402)
Depreciation and amortization	13,396	14,239
EBITDA	4,890	(16,874)
Loss (Gain) on foreign currency transactions	70	431
Stock-based compensation	11,456	8,314
GSA sales adjustment (1)	—	608
Product recall and other product charges (2)	—	1,644
Restructuring costs (3)	7,368	15,806
Adjusted EBITDA	$23,784	$9,929
Adjusted EBITDA margin (4)	7.0%	3.3%

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration (“GSA”) Federal Supply Schedule contracts (the “Contracts”) (the “GSA Matter”). During the twelve months ended December 31, 2020, we reduced our total sales by $0.6 million (the “GSA sales adjustment”). Effective as of February 25, 2021, as a result of the review, we entered into a settlement agreement with the GSA and have paid in full and final satisfaction of any and all claims, causes of actions, appeals and the like, including damages, costs, attorney's fees and interest arising under or related to the GSA Matter.

(2) During the fourth quarter of 2020, we recognized a charge related to the replacement of a prior generation product that was exhibiting lower than desired reliability as part of our ongoing focus on customer satisfaction.

(3) On February 14, 2020, our Board of Directors approved a global restructuring plan (the “Restructuring Plan”), which is intended to support our strategic plan in an effort to improve operating performance and ensure that we are appropriately structured and resourced to deliver increased and sustainable value to our shareholders and customers. In connection with the Restructuring Plan, during the twelve months ended December 31, 2021 and December 31, 2020 we recorded a pre-tax charge of approximately $7.4 million and $15.8 million, respectively, primarily consisting of severance and related benefits.

(4) Calculated as Adjusted EBITDA as a percentage of Non-GAAP total sales, which adjusts for the GSA sales adjustment.

RECONCILIATION OF US GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(UNAUDITED)

(dollars in thousands, except per share data)	2021	2020
Operating expenses, as reported	$192,363	$190,529
Stock-based compensation (1)	(10,821)	(7,612)
Restructuring costs (2)	(7,368)	(15,806)
Other product charge (3)	—	(1,644)
Purchase accounting intangible amortization	(3,041)	(2,069)
Non-GAAP adjustments to operating expenses	(21,230)	(27,131)
Non-GAAP operating expenses	$171,133	$163,398

(1) We exclude stock-based compensation, which is non-cash, from the non-GAAP financial measures because the Company believes that such exclusion provides a better comparison of results of ongoing operations for current and future periods with such results from past periods.

(2) On February 14, 2020, our Board of Directors approved a global restructuring plan (the “Restructuring Plan”), which is intended to support our strategic plan in an effort to improve operating performance and ensure that we are appropriately structured and resourced to deliver increased and sustainable value to our shareholders and customers. In connection with the Restructuring Plan, during the twelve months ended December 31, 2021 and December 31, 2020 we recorded a pre-tax charge of approximately $7.4 million and $15.8 million, respectively, primarily consisting of severance and related benefits.

(3) During the fourth quarter of 2020, we recognized a charge related to the replacement of a prior generation product that was exhibiting lower than desired reliability as part of our ongoing focus on customer satisfaction.

APPENDIX B
FARO TECHNOLOGIES, INC.
2022 EQUITY INCENTIVE PLAN
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Faro Technologies, Inc. 2022 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Faro Technologies, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The Plan is the successor to and continuation of the FARO Technologies, Inc. 2014 Stock Incentive Plan (the “2014 Plan”). From and after the Effective Date, no additional awards may be granted under the 2014 Plan. All outstanding awards granted under the 2014 Plan or the FARO Technologies, Inc. 2009 Equity Incentive Plan (the “2009 Plan” and, together with the 2014 Plan, the “Prior Plans”) will remain subject to the terms of the Prior Plans.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Cause” as a reason for a grantee’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such grantee and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the grantee, as determined by the Administrator: (i) the failure of the grantee to perform substantially his duties with the Company and/or any Affiliate (excluding any such failure resulting from the grantee’s disability) after a written demand for substantial performance is delivered to the grantee by or on behalf of the Board which identifies the manner in which the Board believes that the grantee has not substantially performed his duties and providing the grantee a minimum of 30 days to cure the identified deficiencies, (ii) the grantee engaging in illegal conduct or gross misconduct that is materially injurious to the Company or any Affiliate, (iii) the grantee engaging in conduct or misconduct that materially harms the reputation or financial position of the Company or any Affiliate, (iv) the grantee obstructing, impeding or failing to materially cooperate with an investigation authorized by the Board (provided that the grantee shall be given written notice and a reasonable opportunity to cure any alleged breach of this clause (iv)), (v) the grantee being convicted of, or pleading nolo contendere to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) the grantee is found liable in any SEC or other civil or criminal securities law action, (vii) the grantee commits an act of fraud or embezzlement against the Company or any Affiliate, or (viii) the grantee accepting a bribe or kickback. The determination of the Committee as to the existence of “Cause” shall be conclusive on the grantee and the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Full Value Award” means an Award other than in the form of a Stock Option or Stock Appreciation Right, and which is settled by the issuance of Stock (or at the discretion of the Administrator, settled in cash valued by reference to Stock value).
“Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Minimum Vesting Period” means the one-year period following the date of grant of an Award.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company; or (v) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board or other governing body or entity of the Company, its successor or survivor, provided that any person becoming a director subsequent to the Effective Date but prior to any Sale Event, whose election or nomination for election was approved or recommended by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination), shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Substitute Award” means an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case,

upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Administrator.
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g)Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, notwithstanding the foregoing, (i) up to five percent of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”) and (ii) annual Awards to Non-Employee Directors that occur in connection with the Company’s annual meeting of stockholders may vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. Notwithstanding the foregoing, (x) in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are Substitute Awards that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in lieu of fully vested cash compensation and (y) nothing in this Section 2(g) shall limit the Administrator’s authority to provide for the accelerated vesting of Awards in the terms of an Award Certificate or as permitted in Section 2(b)(v) above.
SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 750,000 shares, subject to adjustment as provided in this Section 3, plus (i) any shares that, as of the business day immediately prior to the Effective Date, have been reserved but not issued pursuant to any awards granted under the 2014 Plan and are not subject to any awards granted thereunder and (ii) any shares subject to stock options, restricted stock units, or similar awards granted under the Prior Plans that, on or after the Effective Date, expire or otherwise terminate without having been exercised in full or are forfeited to or repurchased by the Company due to failure to vest. For purposes of this limitation, (x) the shares of Stock underlying any awards under the Plan and under the Prior Plans that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options and (y) each share of Stock underlying Full Value Awards granted under the Prior

Plans that again become available as provided in this Section 3(b) shall increase the share reserve under this Section 3(a) by 1.7 shares of Stock. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 750,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve.
(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, (i) all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, (ii) all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Sale Event based upon the actual level of achievement of all relevant performance goals against target measured as of the date of the Sale Event, and there shall be a payout to grantees within sixty (60) days following the Sale Event (unless a later date is required by Section 409A). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an

Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
With respect to Awards assumed by the successor entity or otherwise equitably continued or substituted in connection with a Sale Event: if within one year after the effective date of the Sale Event, a grantee’s employment is terminated without Cause or the grantee resigns for Good Reason, then (i) all of that grantee’s outstanding Options or Stock Appreciation Rights shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the payout level under all of that grantee’s performance-based Awards that were outstanding immediately prior to effective time of the Sale Event shall be determined and deemed to have been earned as of the date of termination based upon the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), and there shall be a payout to such grantee within sixty (60) days following the date of termination of employment (unless a later date is required under Section 409A). With regard to each Award, a grantee shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the grantee is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the grantee is permitted to resign for Good Reason. Any Options or Stock Appreciation Rights shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award.
(d)Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000; provided, however that such amount shall be $1,500,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(e) Substitute Awards. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan, except as may be required by reason of Code Section 422, and shares of Stock subject to such Substitute Awards shall not be added to the shares of Stock available for Awards under the Plan as provided in Section 3(a) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, if allowed under applicable law, be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan (and shares of Stock subject to such Awards shall not be added to the shares of Stock available for Awards under the Plan as provided in Section 3(a) above); provided that Awards using such available shares of Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5. STOCK OPTIONS
(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.
(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)Exercisability; Rights of a Stockholder; No Dividend Equivalents. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. No Stock Option shall provide for Dividend Equivalent Rights.
(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6. STOCK APPRECIATION RIGHTS
(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(e)No Dividend Equivalents. No Stock Appreciation Rights shall provide for Dividend Equivalent Rights.

SECTION 7. RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of vesting conditions, any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8. RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9. UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11. DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. Notwithstanding anything herein to the contrary and for the avoidance of doubt, (i) in no event shall Dividend Equivalents granted as a component of an award of Restricted Stock Units or dividends accrued with respect to Restricted Stock be paid or distributed until the vesting provisions of the underlying Award are fulfilled and (ii) in no event shall any Stock Options or Stock Appreciation Rights provide for any Dividend Equivalent Rights.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12. TRANSFERABILITY OF AWARDS
(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13. TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includable in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14. SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18. GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the internal laws of the State of Florida, applied without regard to conflict of law principles.

FARO TECHNOLOGIES, INC.
ATTN: ALLEN MUHICH
250 TECHNOLOGY PARK
LAKE MARY, FL 32746

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 25, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting **- Go to www.virtualshareholdermeeting.com/FARO2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Moonhie Chin 02) John Donofrio 03) Yuval Wasserman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. The ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for 2022.	☐	☐	☐
3. Non-binding resolution to approve the compensation of the Company's named executive officers.	☐	☐	☐
4. The approval of the Company's 2022 Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 2021 Annual Report are available at www.proxyvote.com

FARO TECHNOLOGIES, INC.
Annual Meeting of Shareholders
May 26, 2022 9:00 AM, EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) John Donofrio, Chairman of the Board of Directors, and Allen Muhich, Chief Financial Officer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of FARO TECHNOLOGIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held online via audio webcast at www.virtualshareholdermeeting.com/FARO2022 at 9:00 AM, EDT on May 26, 2022, and at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 14, 2022, a copy of which has been received by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations "FOR" each of the director nominees listed in Proposal 1, and "FOR" Proposals 2, 3 and 4 and will be voted in accordance with the discretion of the proxies on such matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side

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